EXHIBIT 99.2

Supplemental Financial Information

September 30, 2008
(Unaudited)

Table of Contents	Page No.

Corporate Profile	1
Condensed Consolidated Statements of Income	2
Condensed Consolidated Balance Sheets	3
Summary Operating Data	4 - 5
Funds from Operations
Dividends
General and Administrative Expenses
Net Operating Income
Rentals
Interest Expense
Fee Income From Real Estate Joint Ventures and Partnerships
Property
Net Operating Income including Joint Ventures
Joint Venture Reporting	6 - 9
Financial Statements of Unconsolidated Real Estate Joint Ventures and Partnerships at 100%
Financial Statements of Unconsolidated Real Estate Joint Ventures and Partnerships at Pro rata Share
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships
Mortgage Debt Information for Unconsolidated Real Estate Joint Ventures & Partnerships
Summary Balance Sheet Information	10
Common Share Data
Capitalization
Capital Availability
Credit Ratings
Debt Information	11 - 12
Outstanding Balance Summary
Fixed vs Variable Rate Debt
Secured vs Unsecured Debt
Coverage Ratios
Weighted Average Interest Rates
Schedule of Maturities
Other Information	13 - 14
Tenant Diversification
Lease Expirations
Leasing Production
Average Minimum Rent per Square Foot
Occupancy
Property Information	15 - 36
Property Investment Summary
New Development Properties (by Stabilization)
Land Held for Development
Acquisition Summary
Disposition Summary
Total Net Operating Income at Pro rata Share by Geographic Region
Average Base Rents by CBSA
Property Listing

This supplemental financial information package contains historical information of the Company.

Certain information contained in this Supplemental Financial Information package includes certain forward-looking statements reflecting Weingarten Realty Investors’ expectations in the near term that involve a number of risks and uncertainties; however, many factors may materially affect the actual results, including demand for our properties, changes in rental and occupancy rates, changes in property operating costs, interest rate fluctuations, and changes in local and general economic conditions. Accordingly, there is no assurance that WRI’s expectations will be realized.

Weingarten Realty Investors is an unincorporated trust organized under the Texas Real Estate Investment Trust Act that, through its predecessor entity, began the ownership and development of shopping centers and other commercial real estate in 1948. As of September 30, 2008, we owned or operated under long-term leases, interests in 375 developed income-producing properties and 34 new development properties (including 13 which are income-producing), which are located in 23 states that span the United States from coast to coast. Included in the portfolio are 329 shopping centers, 77 industrial projects, and 3 other operating properties. Our interests in these properties aggregated approximately
48.5 million square feet of leasable area. Our properties were 93.7% leased as of September 30, 2008, and historically our portfolio occupancy rate has never been below 90%.

Corporate Office

2600 Citadel Plaza Drive
P. O. Box 924133
Houston, TX 77292-4133
713-866-6000
www.weingarten.com

Regional Offices

Atlanta, GA
Dallas, TX
Ft. Lauderdale, FL
Las Vegas, NV
Los Angeles, CA
Orlando, FL
Phoenix, AZ
Raleigh, NC
Sacramento, CA

Stock Listings

New York Stock Exchange:
Common Shares	WRI
Series D Preferred Shares	WRI-PD
Series E Preferred Shares	WRI-PE
Series F Preferred Shares	WRI-PF

Weingarten Realty Investors
Condensed Consolidated Statements of Income
(in thousands, except per share amounts)
(as reported)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,		Twelve Months Ended December 31,
	2008	2007	2008	2007	2007	2006	2005	2004

Revenues:
Rentals	$154,440	$148,387	$455,536	$425,736	$573,385	$519,420	$470,446	$422,533
Other	4,307	4,542	10,456	9,716	13,289	6,763	6,173	8,163
Total	158,747	152,929	465,992	435,452	586,674	526,183	476,619	430,696

Expenses:
Depreciation and amortization	36,606	33,115	118,957	95,787	129,002	118,519	108,031	96,240
Operating	26,999	27,528	80,054	74,683	104,165	86,073	71,372	66,853
Ad valorem taxes	20,517	19,528	56,028	51,669	66,787	60,815	54,763	48,479
General and administrative	5,816	6,537	19,774	19,650	26,979	23,801	17,379	16,122
Impairment loss								3,200
Total	89,938	86,708	274,813	241,789	326,933	289,208	251,545	230,894

Operating Income	68,809	66,221	191,179	193,663	259,741	236,975	225,074	199,802
Interest Expense	(38,884)	(38,470)	(112,838)	(110,183)	(148,829)	(145,374)	(129,160)	(116,142)
Interest and Other Income	1,172	2,082	3,920	6,838	8,486	9,044	2,854	1,389
Loss on Redemption of Preferred Shares								(3,566)
Equity in Earnings of Real Estate Joint Ventures and Partnerships, net (a)	5,151	4,893	15,537	12,513	19,853	14,655	6,610	5,384
Income Allocated to Minority Interests	(2,515)	(3,003)	(6,968)	(7,678)	(10,237)	(6,414)	(6,060)	(4,928)
Gain (Loss) on Sale of Properties	(43)	986	101	3,010	4,086	22,493	22,306	1,562
Gain on Land and Merchant Development Sales	1,418	4,199	8,240	8,150	16,385	7,166	804
Provision for Income Taxes	(701)	(930)	(2,991)	(1,933)	(4,073)	(1,366)
Income From Continuing Operations	34,407	35,978	96,180	104,380	145,412	137,179	122,428	83,501
Operating Income From Discontinued Operations	100	2,001	2,357	7,361	8,946	22,337	31,766	32,997
Gain on Sale of Properties From Discontinued Operations	4,520	6,284	53,983	59,684	83,659	145,494	65,459	24,883
Income From Discontinued Operations	4,620	8,285	56,340	67,045	92,605	167,831	97,225	57,880
Net Income	39,027	44,263	152,520	171,425	238,017	305,010	219,653	141,381
Preferred Share Dividends	(9,114)	(5,982)	(25,842)	(16,485)	(25,375)	(10,101)	(10,101)	(7,470)
Redemption Costs of Preferred Shares	(860)		(1,850)
Net Income Available to Common Shareholders	$29,053	$38,281	$124,828	$154,940	$212,642	$294,909	$209,552	$133,911
Net Income Per Common Share - Basic	$0.35	$0.45	$1.49	$1.80	$2.49	$3.36	$2.35	$1.55
Net Income Per Common Share - Diluted	$0.34	$0.44	$1.48	$1.77	$2.44	$3.27	$2.31	$1.54

(a) See Page 7 for the Company's pro rata share of the operating results of its unconsolidated real estate joint ventures and partnerships.

Weingarten Realty Investors
Condensed Consolidated Balance Sheets
(in thousands, except per share amounts)
(as reported)

	September 30,	December 31,
	2008	2007
ASSETS

Property	$5,065,750	$4,972,344
Accumulated Depreciation	(818,070)	(774,321)
Property, net	4,247,680	4,198,023

Investment in Real Estate Joint Ventures and Partnerships (a)	308,516	300,756
Total	4,556,196	4,498,779

Notes Receivable from Real Estate Joint Ventures and Partnerships	166,161	81,818
Unamortized Debt and Lease Costs	119,577	114,969
Accrued Rent and Accounts Receivable (net of allowance for doubtful accounts of $9,639 in 2008 and $8,721 in 2007)	91,485	94,607
Cash and Cash Equivalents	53,224	65,777
Restricted Deposits and Mortgage Escrows	18,010	38,884
Other	116,004	98,509
Total	$5,120,657	$4,993,343

LIABILITIES AND SHAREHOLDERS' EQUITY

Debt	$3,318,327	$3,165,059
Accounts Payable and Accrued Expenses	165,250	155,137
Other	88,822	104,439
Total	3,572,399	3,424,635

Minority Interest	158,530	96,885

Commitments and Contingencies

Shareholders' Equity:
Preferred Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 10,000
6.75% Series D cumulative redeemable preferred shares of beneficial interest; 100 shares issued and outstanding in 2008 and 2007; liquidation preference $75,000	3	3
6.95% Series E cumulative redeemable preferred shares of beneficial interest; 29 shares issued and outstanding in 2008 and 2007; liquidation preference $72,500	1	1
6.5% Series F cumulative redeemable preferred shares of beneficial interest; 140 shares issued; 140 and 80 shares outstanding in 2008 and 2007; liquidation preference $350,000 in 2008 and $200,000 in 2007	4	2
Variable-rate Series G cumulative redeemable preferred shares of beneficial interest, 80 shares issued; none in 2008 and 80 shares outstanding in 2007; liquidation preference $200,000 in 2007		2
Common Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 150,000; shares issued and outstanding: 84,044 in 2008 and 85,146 in 2007	2,533	2,565
Treasury Shares of Beneficial Interest - par value, $.03 per share; none in 2008 and 1,370 shares outstanding in 2007		(41)
Accumulated Additional Paid-In Capital	1,373,097	1,442,027
Net Income in Excess of Accumulated Dividends	35,300	42,739
Accumulated Other Comprehensive Loss	(21,210)	(15,475)
Shareholders' Equity	1,389,728	1,471,823
Total	$5,120,657	$4,993,343

(a) This represents the Company's investment of its unconsolidated real estate joint ventures and partnerships. See page 7 for additional information.

Weingarten Realty Investors
Summary Operating Data
(in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2008	2007	2008	2007
Funds from Operations
Numerator:
Net income available to common shareholders	$29,053	$38,281	$124,828	$154,940
Depreciation and amortization	34,282	33,142	114,535	97,023
Depreciation and amortization of unconsolidated real estate joint ventures and partnerships	3,137	2,846	8,698	7,439
Gain on sale of properties	(4,470)	(5,644)	(53,437)	(58,842)
(Gain) loss on sale of properties of unconsolidated real estate joint ventures and partnerships	2	2	(12)	2
Funds from Operations - Basic	62,004	68,627	194,612	200,562
Funds from operations attributable to operating partnership units				3,311
Funds from Operations - Diluted	$62,004	$68,627	$194,612	$203,873

Denominator:
Weighted average shares outstanding - Basic	83,795	85,470	83,739	85,914
Effect of dilutive securities:
Share options and awards	521	994	549	1,193
Operating partnership units				2,303
Weighted average shares outstanding - Diluted	84,316	86,464	84,288	89,410

Funds from Operations per Share - Basic	$0.74	$0.80	$2.32	$2.33

Funds from Operations per Share - Diluted	$0.74	$0.79	$2.31	$2.28

Growth in Funds from Operations per Share - Diluted ***		-6.3%		1.3%

Dividends
Common Dividends per Share	$0.525	$0.495	$1.575	$1.485

Common Dividends Paid as a % of Funds from Operations	71.2%	61.4%	68.0%	63.7%

General and Administrative Expenses
General and Administrative Expenses/Total Revenue	3.7%	4.3%	4.2%	4.5%

General and Administrative Expenses/Total Assets before Depreciation	0.10%	0.12%	0.33%	0.35%

Net Operating Income *
Same Property NOI Growth: **
Cash Basis
Retail	-1.0%	2.0%	0.5%	3.0%
Industrial	3.5%	7.3%	2.6%	4.0%
Total	-0.6%	2.4%	0.7%	3.1%

*
Includes the Company's share of unconsolidated real estate joint ventures and partnerships and excludes its partners' share of consolidated real estate joint ventures and partnerships ("Pro rata Share").

**	Same Property NOI Growth excludes the effect of lease cancellation income and straight-line rent adjustments, but does include provisions for uncollectible amounts and related recoveries.

***
Upon the redemption of the series G preferred shares, the related issuance costs of $.9 million and $1.9 million for the three and nine months ended September 30, 2008, respectively, were reported as a deduction in arriving net income available to common shareholders.  Excluding the effect of this adjustment, the decrease in funds from operations per share - diluted would have been 5.1% for the three months ended September 30, 2008, and the growth in funds from operations per share - diluted would have been 2.2% for the nine months ended September 30, 2008.

The National Association of Real Estate Investment Trusts defines funds from operations as net income (loss) available to common shareholders computed in accordance with generally accepted accounting principles, excluding gains or losses from sales of real estate assets and extraordinary items, plus depreciation and amortization of operating properties, including our share of unconsolidated real estate joint ventures and partnerships.  We calculate FFO in a manner consistent with the NAREIT definition.

Management uses FFO as a supplemental measure to conduct and evaluate our business because there are certain limitations associated with using GAAP net income by itself as the primary measure of our operating performance.  Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time.  Since real estate values instead have historically risen or fallen with market conditions, management believes that the presentation of operating results for real estate companies that uses historical cost accounting is insufficient by itself.  There can be no assurance that FFO presented by us is comparable to similarly titled measures of other REITs.

FFO should not be considered as an alternative to net income or other measurements under GAAP as an indicator of our operating performance or to cash flows from operating, investing or financing activities as a measure of liquidity.  FFO does not reflect working capital changes, cash expenditures for capital improvements or principal payments on indebtedness.

Weingarten Realty Investors
Summary Operating Data (continued)
(in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2008	2007	2008	2007
Rentals
Base minimum rent, net	$116,642	$111,948	$346,573	$325,717
Straight line rent	3,405	2,241	8,747	7,001
Over/Under-market rentals, net	943	938	2,595	2,324
Percentage rent	1,386	1,359	4,007	4,422
Tenant reimbursements	32,064	31,901	93,614	86,272
Total	$154,440	$148,387	$455,536	$425,736

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2008	2007	2008	2007
Interest Expense
Interest paid or accrued	$45,385	$46,688	$132,755	$134,496
Over-market mortgage adjustment	(1,265)	(1,553)	(4,541)	(5,157)
Gross interest expense	44,120	45,135	128,214	129,339
Less:
Capitalized interest	(5,236)	(6,665)	(15,376)	(19,156)
Interest expense	$38,884	$38,470	$112,838	$110,183

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2008	2007	2008	2007
Fee Income from Real Estate Joint Ventures and Partnerships
Recurring	$1,733	$1,605	$5,173	$3,925
Non-Recurring		964	95	1,795
Total	$1,733	$2,569	$5,268	$5,720

			September 30,	December 31,
			2008	2007
Property
Land			$975,927	$974,145
Land held for development			111,905	62,033
Land under development			169,217	223,827
Buildings and improvements			3,547,558	3,533,037
Construction in-progress			261,143	179,302
Total			$5,065,750	$4,972,344

			Three Months	Nine Months
			Ended	Ended
			September 30,	September 30,
			2008	2008
Net Operating Income including Joint Ventures
Revenues			$158,747	$465,992
Operating expense			(26,999)	(80,054)
Ad valorem taxes			(20,517)	(56,028)
Total			111,231	329,910

Net Operating Income from Discontinued Operations			107	3,533

Pro rata Share of Unconsolidated Joint Ventures:
Revenues			11,550	33,719
Operating expense			(1,802)	(5,373)
Ad valorem taxes			(1,381)	(3,951)
Total			8,367	24,395

Minority Interests Share of Net Operating Income and Other Adjustments			(5,403)	(11,094)

Net Operating Income including Joint Ventures			$114,302	$346,744

Weingarten Realty Investors
Financial Statements of Unconsolidated Real Estate Joint Ventures and Partnerships at 100%
(in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2008	2007	2008	2007

Revenues:
Base minimum rent, net	$28,785	$27,741	$84,652	$74,354
Straight line rent	466	1,112	2,318	3,083
Over/Under-market rentals, net	1,166	1,397	3,771	3,735
Percentage rent	148	208	514	427
Tenant reimbursements	7,343	6,780	22,779	20,188
Other income	1,113	2,323	3,310	4,260
Total	39,021	39,561	117,344	106,047

Expenses:
Depreciation and amortization	10,868	9,760	30,099	25,296
Interest	5,491	7,014	14,808	17,500
Operating	6,218	5,786	19,146	15,574
Ad valorem taxes	4,480	3,955	13,834	12,288
General and administrative	809	276	1,786	621
Total	27,866	26,791	79,673	71,279

Gain on land and merchant development sales	443		933
Gain (loss) on sale of properties	(3)	(5)	35	(5)
Net income	$11,595	$12,765	$38,639	$34,763

			September 30,	December 31,
			2008	2007
ASSETS

Property			$1,786,708	$1,660,915
Accumulated depreciation			(96,985)	(71,998)
Property, net			1,689,723	1,588,917

Other assets			227,817	238,166

Total			$1,917,540	$1,827,083

LIABILITIES AND SHAREHOLDERS' EQUITY

Debt			$397,129	$378,206
Amounts payable to Weingarten Realty Investors			170,704	87,191
Other liabilities			130,533	138,150
Accumulated equity			1,219,174	1,223,536

Total			$1,917,540	$1,827,083

Weingarten Realty Investors
Financial Statements of Unconsolidated Real Estate Joint Ventures and Partnerships at Pro rata Share
(in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2008	2007	2008	2007

Revenues:
Base minimum rent, net	$8,344	$8,327	$24,330	$22,364
Straight line rent	103	369	748	1,013
Over/Under-market rentals, net	246	314	761	850
Percentage rent	60	76	166	158
Tenant reimbursements	2,264	2,128	6,649	6,069
Other income	533	1,043	1,065	1,776
Total	11,550	12,257	33,719	32,230

Expenses:
Depreciation and amortization	3,137	2,846	8,698	7,439
Interest	1,581	2,282	3,936	5,356
Operating	1,802	1,663	5,373	4,552
Ad valorem taxes	1,381	1,196	3,951	3,546
General and administrative	345	92	676	219
Total	8,246	8,079	22,634	21,112

Gain on land and merchant development sales	222		402
Gain (loss) on sale of property	(2)	(2)	12	(2)

Net Income **	$3,524	$4,176	$11,499	$11,116

			September 30,	December 31,
			2008	2007
ASSETS

Property			$512,307	$456,007
Accumulated depreciation			(33,890)	(26,604)
Property, net			478,417	429,403

Other assets			88,192	89,310
Total			$566,609	$518,713

LIABILITIES AND SHAREHOLDERS' EQUITY

Debt			$126,104	$115,967
Amounts payable to Weingarten Realty Investors			79,530	40,852
Other liabilities			51,719	53,315
Total			257,353	210,134

Accumulated equity			309,256	308,579

Total			$566,609	$518,713

** Net income from unconsolidated real estate joint ventures and partnerships			$11,499
Intercompany fee income reclass			3,994
Other adjustments			44
Equity in earnings of real estate joint ventures and partnerships, net			$15,537

Notes:
The Consolidated Financial Statements at pro rata share include only the real estate operations of joint ventures and partnerships at WRI's ownership percentages. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships
September 30, 2008
(In Thousands)

					Weingarten Realty
Joint Venture Partner	Number of Properties	Total GLA	Total Assets	Total Debt	Ownership Interest	Share of Debt	Investment Balance	Equity in Earnings of Unconsolidated JVs

TIAA Florida Retail LLC	7	1,258	$340,996	$-	20.0%	$-	$65,014	$2,196
AEW SRP, LLC	10	895	172,906	105,190	25.0%	26,297	14,145	29
Collins	8	1,097	150,143	31,456	50.0%	15,728	57,878	2,393
AEW - Institutional Client	6	523	137,616	69,963	20.0%	13,993	12,484	467
BIT Retail	3	715	161,664	-	20.0%	-	30,994	1,088
BIT Investment Thirty-Six, LP	12	4,068	232,911	24,794	20.0%	4,959	34,283	781
Eagle AN, LP	7	2,050	52,296	35,491	20.0%	7,098	-	105

Other	24	3,292	669,009	130,235	44.6%	58,029	93,718	8,478

Total	77	13,898	$1,917,540	$397,129	26.9%	$126,104	$308,516	$15,537

Joint Venture Description

RETAIL
TIAA Florida Retail LLC	Joint venture with an institutional partner, TIAA-CREF Global Real Estate.
AEW SPR, LLC	Retail joint venture with an institutional partner through AEW Capital Management
Collins	Primarily a development joint venture in the Texas Rio Grande valley
AEW - Institutional Client	Joint venture with an institutional partner through AEW Capital Management
BIT Retail	Retail joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust

INDUSTRIAL
BIT Investment Thirty-Six, LP	Industrial joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust
Eagle AN, LP	Industrial joint venture with American National Insurance Company

Weingarten Realty Investors
Mortgage Debt Information for Unconsolidated Joint Ventures & Partnerships
September 30, 2008
(In Thousands)

Joint Venture Partner	Number of Properties	Mortgage Balance	Average Interest Rate (1)	Average Remaining Term (yrs)

TIAA Florida Retail LLC	7	$-	-	-
AEW SRP, LLC	10	105,190	5.7%	7.3
Collins	8	31,456	6.2%	12.8
AEW - Institutional Client	6	69,963	5.7%	5.4
BIT Retail	3	-	-	-
BIT Investment Thirty-Six, LP	12	24,794	6.4%	3.1
Eagle AN, LP	7	35,491	8.1%	1.9

Other	24	52,443	5.7%	5.5

Total	77	$319,337	6.1%	6.1

	Schedule of Maturities

	At 100%		At WRI Share
	Maturities	Average Interest Rate	Maturities	Average Interest Rate

2008	$-	-	$-	-
2009	-	-	-	-
2010 (1)	44,696	7.5%	9,946	7.2%
2011	-	-	-	-
2012	15,507	6.1%	3,101	6.1%
2013	24,654	6.4%	4,931	6.4%
2014	54,454	5.9%	12,223	5.9%
2015	37,322	5.3%	7,884	5.3%
2016	99,710	5.7%	30,537	5.7%
2017	11,540	5.5%	2,885	5.5%
Thereafter	31,456	6.2%	15,728	6.2%
Total	$319,337	6.1%	$87,235	6.0%

(1) All mortgages are fixed rate except for one of the "other" which has a variable rate mortgage ($3.4 million), maturing in 2010.

Weingarten Realty Investors
Summary Balance Sheet Information
(in thousands, except common share data and percentages)

	September 30,	December 31,
	2008	2007

Common Share Data
Closing Market Price	$35.67	$31.44

Dividend Yield	5.89%	6.30%

90-Day, Average Daily Trading Volume	632,203	468,050

Capitalization (As reported)
Debt	$3,318,327	$3,165,059
Preferred Shares	497,500	547,500
Common Shares at Market	2,997,849	2,633,917
Operating Partnership Units at Market	83,753	75,959
Total Market Capitalization	$6,897,429	$6,422,435

Debt to Total Market Capitalization	48.1%	49.3%

Capitalization (Pro rata)
Debt	$3,273,875	$3,242,349
Preferred Shares	497,500	547,500
Common Shares at Market	2,997,849	2,633,917
Operating Partnership Units at Market	83,753	75,959
Total Market Capitalization	$6,852,977	$6,499,725

Debt to Total Market Capitalization	47.8%	49.9%

Capital Availability
Unused Portion of $575 MM Revolver	$81,774	$310,793
Shelf Registration - $1 Billion Effective April 2003	85,430	85,430
Shelf Registration - $1.5 Billion Effective September 2004	1,150,000	1,300,000
Shelf Registration - $50 Million Effective September 2004	50,000	50,000
Total	$1,367,204	$1,746,223

Credit Ratings	S&P	Moody's

Senior Debt	BBB+	Baa1
Preferred Shares	BBB	Baa2

Weingarten Realty Investors
Debt Information
(in thousands, except percentages)

			3rd Quarter			4th Quarter
	September 30,		Weighted	December 31,		Weighted
	2008		Average Rate	2007		Average Rate
Outstanding Balance Summary (1)
Mortgage Debt	$1,000,335		6.61%	$1,035,578		7.19%
7% 2011 Bonds	200,000		7.00%	200,000		7.00%
3.95% Convertible Bonds (2)	575,000		3.95%	575,000		3.95%
Unsecured Notes Payable	1,026,567		5.81%	1,065,867		5.87%
Revolving Credit Agreements (3)	483,000		3.20%	255,000		5.54%
Industrial Revenue Bonds	3,700		4.65%	3,889		4.92%
Obligations under Capital Leases	29,725		5.99%	29,725		6.22%
Total Debt - As Reported	3,318,327		5.53%	3,165,059		6.08%
Less: Minority Partners' Interests	(170,556)			(38,677)
Plus: WRI Share of Unconsolidated Joint Ventures	126,104			115,967
Total Debt - Pro rata Share	$3,273,875		5.54%	$3,242,349		6.06%

	September 30,			December 31,
	2008		% of Total	2007		% of Total
Fixed vs Variable Rate Debt (at Pro rata Share)
(includes the effect of interest rate swaps)

Fixed-rate debt	$2,723,766		83.2%	$2,919,947		90.1%
Variable-rate debt	550,109		16.8%	322,402		9.9%
Total	$3,273,875		100.0%	$3,242,349		100.0%

Secured vs Unsecured Debt (at Pro rata Share)
Secured Debt	$989,151		30.2%	$1,146,843		35.4%
Unsecured Debt	2,284,724		69.8%	2,095,506		64.6%
Total	$3,273,875		100.0%	$3,242,349		100.0%

Coverage Ratios (at Pro rata Share trailing 4 quarters)
Fixed Charge Coverage	2.07	x		2.07	x
Interest Coverage	2.45	x		2.29	x
Debt Service Coverage	2.38	x		2.24	x

	As		Pro rata
	Reported		Share
Weighted Average Interest Rates (1)
Three months ended 09/30/08	5.53%		5.54%
Nine months ended 09/30/08	5.61%		5.63%
Twelve months ended 12/31/07	6.08%		6.07%

(1)	Weighted average interest rates exclude the effects of FAS 141 and loan costs related to financing.

(2)			The convertible bonds mature August 1, 2026 with a five year call and put option and an initial conversion price of $49.075 per share.

(3)			Weighted average revolving interest rate excluding the effect of the commitment fee was 2.99% in third quarter 2008 and 5.23% in fourth quarter 2007.

Weingarten Realty Investors
Debt Information
(in thousands, except percentages)

Schedule of Maturities at September 30, 2008

	As Reported		Pro rata Share
	Maturities	Rate (6)	Maturities	Rate (6)	Floating Rate	Fixed Rate
2008 (1)	$24,487	6.57%	$24,631	6.61%	$2,971	$21,660
2009	113,420	6.46%	113,449	6.54%	9,795	103,654
2010 (2)	128,651	6.43%	139,194	6.47%	2,424	136,770
2011 (3)	316,785	6.72%	310,254	6.77%	488	309,766
2012	335,198	5.49%	337,412	5.54%	679	336,733
2013	334,851	5.68%	286,437	5.64%	841	285,596
2014	374,863	5.35%	385,497	5.38%	3,102	382,395
2015	249,780	5.98%	216,309	5.95%	1,124	215,185
2016	147,123	5.85%	175,699	5.93%	1,296	174,403
2017	29,391	5.57%	32,336	5.64%	1,456	30,880
Thereafter (3)	734,444	5.41%	685,455	4.41%	30,792	654,663
Subtotal	2,788,993		2,706,673		54,968	2,651,705

Revolvers (4)	483,000	3.60%	483,000	3.60%	483,000
Other (5)	46,334		84,202		(37,859)	122,061
Swap Maturities:
2014					50,000	(50,000)

Total	$3,318,327	5.61%	$3,273,875	5.63%	$550,109	$2,723,766

(1) Includes $2.5 million of amortizing industrial revenue bonds with a final maturity date of 2015 that are currently callable by the lender.
(2) Includes $9.7 million of MTN's maturing 2028 with 12 and 20 year put options.
(3) Thereafter includes $575 million of Convertible debt maturing in 2026 which has a 5 year call and put option in 2011.
(4) Includes the effect of the commitment fee.
(5) Other includes capital leases, FAS 141 adjustment, market value of swaps, and a guarantee for the payment of bonds issued in connection with a project in Denver, Colorado.
(6) Interest rates exclude the effects of FAS 141 and loan costs related to financing.

Weingarten Realty Investors
Tenant Diversification by Percent of Rental Revenues at Pro rata Share
(in thousands, except percentages and # of units)

				% of
				Pro rata
			# of Units	Rental	Square
Rank	Tenant Name	DBA’s		Revenue	Feet

1	THE KROGER CO.	Kroger, Smith Food, Ralphs, Fry's Food, King Soopers	30	2.38%	1,633

2	T.J.X. COMPANIES, INC.	T.J. Maxx, Marshalls, Home Goods	32	1.58%	809

3	ROSS STORES, INC.	Ross Dress for Less	33	1.52%	721

4	SAFEWAY, INC.	Safeway, Randalls, Von's	20	1.40%	989

5	HOME DEPOT, INC.		7	1.17%	806

6	PUBLIX SUPER MARKETS, INC.		21	1.16%	734

7	OFFICE DEPOT, INC.		26	1.02%	525

8	PETSMART, INC.		20	0.91%	364

9	BLOCKBUSTER VIDEO		50	0.87%	254

10	GAP, INC.	Gap, Old Navy, Banana Republic	19	0.87%	297

11	BARNES & NOBLE INC.	Barnes & Noble, Bookstop Booksellers	11	0.80%	252

12	CIRCUIT CITY		8	0.79%	293

13	PETCO ANIMAL SUPPLIES, INC.		23	0.75%	264

14	H E BUTT GROCERY		6	0.65%	375

15	STAPLES		13	0.61%	282

16	LINENS 'N THINGS, INC.		10	0.59%	251

17	BED BATH & BEYOND, INC.		17	0.59%	323

18	OFFICE MAX INC.		11	0.59%	250

19	RALEY'S	Raley's Bel Air Markets	6	0.58%	331

20	HARRIS TEETER		6	0.56%	287

21	TOYS 'R' US		9	0.55%	312

22	DOLLAR TREE STORES, INC.	Dollar Tree, Greenbacks	29	0.51%	264

23	BEST BUY, INC.		9	0.50%	210

24	FOOD LION		9	0.45%	335

25	ANNA'S LINENS		18	0.44%	172

	Total		443	21.86%	11,333

Weingarten Realty Investors
Leasing Information
(in thousands, except percentages and # of units and leases, pro rata share)

Lease Expirations
	Shopping Center		Industrial		Total
	Percentage of		Percentage of		Percentage of
		Pro rata		Pro rata		Pro rata
Year Expiring	Sq. Ft.	Revenue	Sq. Ft.	Revenue	Sq. Ft.	Revenue
2008	1.33%	1.39%	3.94%	3.60%	1.97%	1.64%
2009	10.47%	10.68%	17.49%	17.11%	12.21%	11.41%
2010	13.26%	14.46%	19.13%	20.09%	14.72%	15.10%
2011	14.06%	15.13%	13.41%	14.95%	13.90%	15.11%
2012	11.82%	12.81%	15.40%	15.13%	12.70%	13.07%
2013-2017	30.18%	29.93%	28.48%	26.58%	29.76%	29.55%
2018-2027	16.85%	13.85%	2.16%	2.54%	13.20%	12.57%

Leasing Production - New Leases and Renewals

		Number		Increase
		of Leases	Square Feet	in Base Rent
Three Months Ended
September 30, 2008
Retail		255	799	11.0%
Industrial		51	723	6.5%
Total		306	1,522	9.9%

Three Months Ended
September 30, 2007
Retail		268	1,098	10.4%
Industrial		61	818	4.0%
Total		329	1,916	9.2%

Nine Months Ended
September 30, 2008
Retail		773	2,901	12.6%
Industrial		140	1,902	7.2%
Total		913	4,803	11.6%

Nine Months Ended
September 30, 2007
Retail		784	3,221	11.3%
Industrial		164	2,107	4.8%
Total		948	5,328	10.1%

Average Minimum Rent per Square Foot

	Quarter Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2008	2008	2008	2007	2007

Retail	$13.05	$12.96	$12.73	$12.57	$12.37
Industrial	$4.92	$4.91	$4.92	$4.86	$4.90

Occupancy	Quarter Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2008	2008	2008	2007	2007

Shopping Center Portfolio	94.5%	94.2%	94.8%	95.1%	95.2%
Industrial Portfolio	91.4%	91.9%	90.7%	92.0%	94.5%
Total Portfolio	93.7%	93.6%	93.7%	94.4%	95.1%

Note: A space is considered occupied upon execution of a lease agreement.

Weingarten Realty Investors
Property Information
(in thousands at pro rata share)

Property Investment Summary
		New	Major	All
	Acquisitions	Development	Repairs	Other	Total

Nine Months Ended 9/30/2008	$2,685	$162,902	$16,185	$55,107	$236,879
Year Ended 12/31/2007	565,427	218,239	18,236	64,035	865,938
Year Ended 12/31/2006	602,987	166,999	14,338	32,757	817,081
Year Ended 12/31/2005	358,990	33,171	12,858	36,791	441,810
Year Ended 12/31/2004	511,245	37,836	12,265	41,983	603,329

	Weingarten Realty Investors
	New Development Properties (By Stabilization)
	(in thousands at pro rata share, except percentages)

					Total
					Square Feet
					of Building		Percent				Total Estimated			Est.
					Area (1)		Leased (1)		Spent	Spent	Investment (2)			Final	Estimated
				WRI			Net @		Year-To-	Inception	WRI	Gross		ROI	Stabilized
	Center Name	Location	Anchors	Own %	(Gross)	Net	100%	Gross	Date	to Date	Costs	Costs		%	Date

1	Sharyland Towne Crossing*	Mission, Texas	HEB, Target #	50.00%	489	178	97.6%	98.2%	994	25,872	25,884	51,767			1Q'08
2	Raintree Ranch Center	Chandler (Phoenix),Arizona	Whole Foods	100.00%	140	137	97.2%	97.3%	1,684	29,470	29,513	29,513			1Q'08
3	The Village at Liberty Lake*	Liberty Lake, Washington	Home Depot #	50.00%	159	0	100.0%	100.0%	-154	0	0	0	(3)		2Q'08
4	Colonial Landing	Orlando, Florida	TSA, HH Greg, Bed Bath, PetSmart	50.00%	267	133	95.2%	95.2%	1,606	14,597	15,413	30,825			3Q'08
	Total Stabilized Properties				1,054	449	96.7%	97.6%	$4,130	$69,939	$70,809	$112,105

1	Railwood G - Global Stainless BTS (industrial)*	Houston, Texas	Sumotiomo	50.00%	211	105	100.0%	100.0%	4,688	4,688	5,686	11,372			4Q'08
	Total 2008 not yet Stabilized				211	105	100.0%	100.0%	$4,688	$4,688	$5,686	$11,372
1	PhillipsVillage	Orlando, Florida	Wal-Mart #	100.00%	286	66	70.7%	93.2%	649	13,496	14,673	14,673			2009
2	Waterford	Leland (Wilmington),North Carolina	Harris Teeter	75.00%	119	71	73.2%	78.6%	2,349	10,216	10,272	13,696			2009
3	Phillips Crossing	Orlando, Florida	Golf Galaxy, Whole Foods, Michael's	100.00%	146	146	83.7%	83.7%	9,515	22,823	27,510	27,510			2009
4	Clermont Landing	Clermont (Orlando),Florida	JC Penney #, Epic Theater #	55.00%	366	103	56.4%	77.7%	5,777	13,086	17,996	32,719			2009
5	Jess Ranch Marketplace Phase II*	Apple Valley (Los Angeles),California	Winco #, Mervyn's	50.00%	308	107	90.5%	93.4%	3,303	16,750	18,828	37,655			2009
6	ClayPoint Distribution Park (Industrial)	Houston, Texas	Pioneer	100.00%	359	359	16.8%	16.8%	11,404	12,340	19,047	19,047			2009
7	Palm Coast Landing at Town Center	Palm Coast, Florida	Target #	50.00%	419	107	74.1%	86.8%	7,384	17,633	19,202	38,404			2009
8	Market at Nolana*	McAllen, Texas	Wal-Mart #	50.00%	263	24	55.1%	91.8%	441	4,712	4,199	8,398	(4)		2009
9	Curry Ford Road	Orlando, Florida	McDonalds #	100.00%	14	0	0.0%	0.0%	-91	2,077	0	0	(3)		2009
10	Market at Sharyland Place*	Mission, Texas	Kohl's	50.00%	113	56	82.3%	82.3%	616	2,439	2,985	5,970			2009
	Total 2009 Stabilizations				2,395	1,041	60.7%	75.7%	$41,349	$115,569	$134,710	$198,071
1	Gardens on Havana*	Aurora (Denver),Colorado	Kohl's, Target #	39.80%	919	205	34.5%	63.3%	9,098	12,416	20,951	52,654			2010
2	Gateway Station	Ft. Worth, Texas	Conn's, Kohl's #	70.00%	174	65	34.2%	64.5%	4,265	7,121	10,215	14,593			2010
3	The Shoppes at Parkwood Ranch	Mesa (Phoenix),Arizona	Hobby Lobby	100.00%	121	108	67.0%	70.6%	5,161	10,300	18,792	18,792			2010
4	Jess Ranch Marketplace Phase III*	Apple Valley (Los Angeles),California	Cinemark, Best Buy, Bed Bath	50.00%	195	97	76.9%	76.9%	8,483	14,713	23,083	46,166			2010
5	Riverpoint at Sheridan*	Sheridan (Denver),Colorado	Costco #, Target #	50.00%	778	216	25.0%	58.4%	19,901	35,410	41,918	83,836			2010
6	Mohave Crossroads	Bullhead City, Arizona	Target #, Kohl's #	100.00%	428	230	63.9%	80.5%	23,593	37,620	49,428	49,428			2010
7	Horne Street Market	Ft. Worth, Texas	24 Hour Fitness	100.00%	57	57	73.8%	73.8%	1,913	6,489	12,783	12,783			2010
8	Epic Village Phase I - St. Augustine	St. Augustine, Florida	Epic Theatre #	70.00%	92	16	11.6%	78.0%	3,451	3,508	3,252	4,646	(4)		2010
9	Westwood Center	San Antonio, Texas	Wal-Mart #	100.00%	244	91	4.0%	1.5%	5,486	15,922	16,311	16,311			2010
10	Tomball Marketplace	Tomball (Houston),Texas	Academy #	100.00%	351	245	14.7%	40.5%	2,186	28,478	45,174	45,174			2011
11	Westover Square	San Antonio, Texas	All Pad Site	67.00%	60	0	0.0%	0.0%	311	2,665	0	0	(3)		2011
12	Surf City Crossing	Surf City (Wilmington),North Carolina	Harris Teeter	75.00%	71	53	69.1%	69.1%	36	4,470	5,252	7,003			2011
13	Gladden Farms	Marana (Tucson),Arizona	Fry's #	50.00%	173	32	18.0%	69.3%	208	2,740	6,588	13,177			2011
14	North Towne Plaza	Brownsville, Texas	Lowe's #	75.00%	276	111	0.0%	46.1%	1,799	9,624	16,559	22,079			2011
15	300 West Town Center*	Salt Lake City, Utah	Target #	33.30%	247	27	0.0%	66.6%	2,119	2,322	6,989	20,970			2011
16	The Shoppes at Wilderness Oaks	San Antonio, Texas	All Pad Site	100.00%	77	41	0.0%	0.0%	11,469	11,469	8,177	8,177	(4)		2011
17	Decatur 215	Las Vegas, Nevada	Target #	50.00%	376	122	24.9%	51.3%	4,784	19,737	39,886	79,772			2011
18	Southern Pines Place	Southern Pines, North Carolina	Home Depot #	100.00%	201	69	0.0%	66.0%	596	9,458	17,999	17,999			2011
19	Ridgeway Trace Center	Memphis, Tennessee	Best Buy, Target #, Sports Authority	100.00%	311	174	41.2%	67.2%	7,876	35,286	57,895	57,895			2011

	Total 2010 and beyond Stabilizations				5,150	1,961	33.4%	57.9%	$112,736	$269,747	$401,253	$571,454

Total 30 Properties Under Development					7,756	3,107	45.2%	64.6%	$158,772	$390,004	$541,649	$780,897		8.6%

Total 34 New Development Properties					8,811	3,555	52.6%	68.5%	$162,902	$459,943	$612,458	$893,002		8.6%

2008 Stabilizations					1,265	554	97.4%	98.0%	$8,818	$74,627	$76,495	$123,478		9.0%

2008 - 2009 Stabilizations					3,660	1,595	75.5%	83.4%	$50,167	$190,196	$211,205	$321,549		9.5%

* Unconsolidated Joint Venture
# Denotes anchors that are not owned by Weingarten
(1) Total Building Area (Gross) square footage reflects 100% ownership including square feet owned by other. WRI's share of building area (Net) square footage reflects WRI's ownership percentage excluding square feet owned by other.

(2) Net of expected proceeds not yet received from anchor and pad sales
(3) WRI will not have an investment interest after pad sale considerations
(4) Total estimated costs are net of land sales

Weingarten Realty Investors
As of September 30, 2008
in thousands, except acres

Land Held for Development

		Ownership	Gross	Investment
Location		Interest	Acres	100%	Pro Rata

FM 1957 (Potranco Rd) and FM 211, San Antonio		50.0%	198.7
Rock Prairie Rd. at Hwy. 6, College Station		100.0%	82.0
South Fulton Parkway and SH 92, Union City		50.0%	81.6
US Hwy 1 and Caveness Farms Road, Wake Forest		100.0%	79.9
Shary Road and US Hwy 83, Mission		50.0%	36.9
Creedmoor (Highway 50) and Crabtree Valley Avenue, Raleigh		100.0%	13.2
Northwest Freeway at Gessner, Houston *		100.0%	4.9
West Loop North at Interstate 10, Houston *		100.0%	3.3
Citadel Plaza at 610 North Loop, Houston *		100.0%	3.1
Other *		100.0%	32.6
Total Land Held Properties			536.3	$124,523	$92,453

* Represents land parcels held by WRI for many years that have never been reported as new development assets.
Note: Land costs account for $113.5 million of total investment

Acquisitions

		Sq. Ft.
		of Bldg. Area	Date	Total
Center	City/State	at 100%	Acquired	Investment	Yield

Wholly-Owned Acquisitions

Shopping Centers

Kirby Strip Center	Houston, TX	10	05/27/08

Joint Venture Acquisitions

Shopping Centers

Shoppes of Port Charlotte (25%)	Port Charlotte, FL	4	01/08/08
Grand Total Acquisitions (Y-T-D)		14		$2,685	6.64%

Weingarten Realty Investors
Disposition Summary
(in thousands at pro rata share)

		Sq. Ft.			Weighted
		of Bldg. Area	Date	Sales	Sales
Center	City/State	at 100%	Sold	Proceeds	Cap

Operating Property Sales

Shopping Centers

Eastpark Shopping Center	Houston, TX	113	2/1/08
Ralph's Center	Redondo Beach, CA	60	3/11/08
Southcliff Shopping Center	Fort Worth, TX	116	4/7/08
Park Terrace Shopping Center	De Ridder, LA	131	5/28/08
Brodie Oaks	Austin, TX	227	6/20/08
Northway Shopping Center	Houston, TX	217	6/25/08
River Pointe	Conroe, TX	45	7/17/08
Conn's Building	Lake Charles, LA	23	8/5/08
Subtotal - Shopping Centers		932

Industrial

Wells Branch Corporate Center	Austin, TX	59	5/8/08
Subtotal - Industrial		59

Total Operating Property Sales (Y-T-D)		991		$113,775	7.70%

Land and Merchant Development Sales

Shopping Centers

Green Valley Ranch - KFC	Denver, CO		1/9/08
Eastpark - Land	Houston, TX		1/31/08
Westwood Center - Firstmark Credit Union	San Antonio, TX		3/14/08
Clermont Landing - Red Lobster	Clermont, FL		4/14/08
Clermont Landing - Olive Garden	Clermont, FL		4/14/08
Harrison Pointe Shopping Center - Undeveloped Pad	Clermont, FL		4/15/08
Rock Prairie Marketplace - Undeveloped Pad	College Station, TX		5/6/08
Shoppes of Caverness Farms - Red Robin	Wake Forest, NC		5/20/08
Waterford Shopping Center - Undeveloped Pad	Leland, NC		5/27/08
US 290 at Gessner - Rudy's BBQ and Country Store	Houston, TX		5/29/08
Westwood Center - Arby's	San Antonio, TX		6/6/08
Bridges at Smoky Hill - Undeveloped Pad	Centennial, CO		6/17/08
Charleston Commons - Bus Turnout	Las Vegas, NV		6/24/08
Raintree Ranch Shopping Center - Panda Express	Chandler, AZ		6/26/08
Westland Fair Shopping Center - Two Tracts	Las Vegas, NV		7/3/08
Shoppes of Caverness Farms - Chili's	Wake Forest, NC		7/11/08
Village at Liberty Lake - Washington Federal S & L	Liberty Lake, WA		7/16/08
The Shoppes at Parkwood Ranch - Undeveloped Pad	Mesa, AZ		8/6/08
Shoppes of Caverness Farms - Texas Roadhouse	Wake Forest, NC		9/3/08
Surf City Crossing - Undeveloped Pad	Surf City, NC		9/11/08
Palm Coast Landing - McDonald's	Palm Coast, FL		9/17/08
Palm Coast Landing - SunTrust Bank	Palm Coast, FL		9/22/08

Total Land and Merchant Development Sales (Y-T-D)				$18,875

Grand Total				$132,650

Weingarten Realty Investors
Total Net Operating Income at Pro rata Share by Geographic Region (1)
(in thousands, except percentages)

	Nine Months Ended September 30,				Twelve Months Ended December 31,
	2008	%	2007	%	2007	%	2006	%	2005	%	2004	%

Western Region
California	$38,306	11.5%	$37,983	11.5%	$50,503	11.3%	$50,074	12.1%	$47,868	12.3%	$42,159	11.9%
Nevada	25,735	7.7%	23,537	7.2%	31,338	7.0%	27,796	6.7%	25,161	6.4%	19,705	5.5%
Arizona	19,631	5.9%	16,842	5.1%	23,192	5.2%	15,009	3.7%	14,965	3.8%	13,312	3.7%
Colorado	8,800	2.6%	9,177	2.8%	12,162	2.7%	13,488	3.3%	11,447	2.9%	10,907	3.1%
New Mexico	8,477	2.5%	7,828	2.4%	10,472	2.3%	11,394	2.8%	10,315	2.6%	8,356	2.3%
Utah	2,722	0.8%	2,647	0.8%	3,545	0.8%	3,231	0.8%	2,926	0.7%	2,741	0.8%
Oregon	1,060	0.3%	581	0.2%	929	0.2%	46	0.0%	-	0.0%	-	0.0%
Washington	903	0.3%	964	0.3%	1,295	0.3%	251	0.1%	-	0.0%	-	0.0%
Total Western Region	105,633	31.6%	99,559	30.3%	133,437	29.8%	121,289	29.5%	112,683	28.7%	97,179	27.3%

Central Region
Texas	$107,379	32.1%	$114,064	34.6%	$154,800	34.7%	$154,473	37.4%	$157,357	40.0%	$150,296	42.3%
Louisiana	8,504	2.5%	9,734	3.1%	12,831	2.9%	12,754	3.1%	13,600	3.5%	15,693	4.4%
Kansas	1,496	0.4%	1,510	0.5%	1,980	0.4%	3,714	0.9%	6,282	1.6%	6,926	1.9%
Arkansas	2,171	0.6%	2,253	0.7%	3,028	0.7%	3,505	0.8%	3,855	1.0%	3,351	0.9%
Mississippi	(0)	0.0%	(0)	0.0%	(0)	0.0%	(6)	0.0%	956	0.2%	1,016	0.3%
Illinois	2,366	0.7%	1,545	0.5%	2,378	0.5%	2,985	0.7%	2,870	0.7%	2,959	0.8%
Missouri	891	0.3%	1,079	0.3%	1,439	0.3%	2,193	0.5%	2,827	0.7%	2,719	0.8%
Oklahoma	740	0.2%	810	0.2%	1,009	0.2%	3,002	0.7%	3,616	0.9%	3,558	1.0%
Total Central Region	123,547	36.8%	130,995	39.9%	177,465	39.7%	182,621	44.1%	191,364	48.6%	186,518	52.4%

Eastern Region
Florida	$53,456	16.1%	$49,118	14.9%	$67,400	15.1%	$56,601	13.7%	$46,076	11.7%	$40,054	11.3%
North Carolina	20,164	6.0%	20,278	6.2%	27,027	6.0%	23,694	5.7%	19,749	5.0%	14,948	4.2%
Virginia	1,788	0.5%	1,318	0.4%	2,036	0.5%	-	0.0%	-	0.0%	-	0.0%
South Carolina	210	0.1%	229	0.1%	287	0.1%	242	0.1%	-	0.0%	-	0.0%
Georgia	19,029	5.7%	17,286	5.2%	23,929	5.5%	14,861	3.6%	12,119	3.1%	8,483	2.5%
Tennessee	5,452	1.6%	5,160	1.5%	6,964	1.6%	7,386	1.8%	5,967	1.6%	5,777	1.6%
Kentucky	4,978	1.5%	5,019	1.4%	6,787	1.6%	5,944	1.4%	4,719	1.2%	2,179	0.6%
Maine	191	0.1%	326	0.1%	381	0.1%	433	0.1%	538	0.1%	457	0.1%
Total Eastern Region	105,269	31.6%	98,735	29.8%	134,811	30.5%	109,161	26.4%	89,167	22.7%	71,899	20.3%

Total Net Operating Income	$334,449	100.0%	$329,288	100.0%	$445,713	100.0%	$413,072	100.0%	$393,214	100.0%	$355,596	100.0%

(1) The Net Operating Income at Pro rata Share includes the real estate operations of joint ventures at WRI's ownership percentages ranging from 7.8% to 75% except for the operations of down-reit partnerships, which are included at 100% with the applicable minority interest. Net Operating Income excludes the effect of lease cancellation income and straight-line rent adjustments. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Average Base Rents by CBSA
As of: 9/30/2008
In Thousands, except per square foot amounts
Economics reflect WRI's pro rata ownership interest

				Occupied	Annualized	Avg. Base	Occupied	Annualized	Avg. Base
				SF	Rents	Rents	SF	Rents	Rents
	# of
	Properties	GLA	Total ABR	Greater than 10K SF			Less than 10K SF

Retail

West Region

Flagstaff, AZ	1	166	$10.17	126	$994	$7.88	37	$667	$17.90
Lake Havasu City-Kingman, AZ	1	146	$13.01	71	$774	$10.83	20	$417	$20.77
Phoenix-Mesa-Scottsdale, AZ	16	1,292	$14.85	645	$5,635	$8.73	512	$11,551	$22.58
Tucson, AZ	5	729	$13.08	478	$4,263	$8.92	181	$4,357	$24.02

Arizona	23	2,332	$13.84	1,321	$11,666	$8.83	750	$16,993	$22.65

Los Angeles-Long Beach et al, CA	3	584	$17.01	395	$5,583	$14.12	152	$3,726	$24.56
Madera, CA	1	85	$12.46	52	$488	$9.37	27	$495	$18.45
Modesto, CA	1	79	$15.18	47	$515	$10.84	30	$663	$22.05
Redding, CA	1	121	$16.99	65	$552	$8.56	53	$1,440	$27.34
Riverside et al, CA	3	533	$18.83	278	$3,133	$11.28	224	$6,318	$28.18
Sacramento--Arden et al, CA	5	630	$12.30	330	$1,746	$5.29	235	$5,209	$22.13
San Diego-Carlsbad et al, CA	2	157	$20.48	73	$739	$10.16	80	$2,386	$29.86
San Francisco-Oakland et al, CA	3	447	$21.18	246	$3,509	$14.28	181	$5,533	$30.53
San Jose-Sunnyvale et al, CA	2	146	$18.74	66	$421	$6.40	69	$2,113	$30.42
Santa Cruz-Watsonville, CA	1	150	$9.09	93	$466	$5.00	46	$798	$17.37
Santa Rosa-Petaluma, CA	1	199	$11.03	162	$1,368	$8.45	30	$753	$24.72
Vallejo-Fairfield, CA	3	364	$16.49	165	$1,139	$6.92	154	$4,118	$26.72

California	26	3,494	$16.36	1,972	$19,660	$9.97	1,282	$33,552	$26.17

Colorado Springs, CO	2	297	$9.07	243	$1,843	$7.59	50	$812	$16.37
Denver-Aurora, CO	8	653	$16.79	293	$3,562	$12.17	248	$5,518	$22.23
None	1	111	$10.55	87	$640	$7.39	21	$494	$23.68

Colorado	11	1,061	$13.68	622	$6,046	$9.71	319	$6,824	$21.42

Las Vegas-Paradise, NV	12	2746	$13.22	1945	$18,013	$9.26	689	$16,811	$24.41

Nevada	12	2,746	$13.22	1,945	$18,013	$9.26	689	$16,811	$24.41

Albuquerque, NM	4	502	$15.40	310	$3,879	$12.50	164	$3,423	$20.89
Santa Fe, NM	1	250	$13.44	105	$1,057	$10.02	84	$1,493	$17.73

New Mexico	5	752	$14.84	416	$4,936	$11.87	248	$4,916	$19.82

Portland-Vancouver et al, OR-WA	3	120	$13.00	66	$555	$8.45	46	$891	$19.56

Oregon	3	120	$13.00	66	$555	$8.45	46	$891	$19.56

Provo-Orem, UT	1	30	$15.01	12	$158	$13.43	18	$285	$16.07
Salt Lake City, UT	2	276	$12.32	175	$1,756	$10.02	83	$1,426	$17.16

Utah	3	307	$12.59	187	$1,915	$10.24	101	$1,710	$16.96

Seattle-Tacoma-Bellevue, WA	4	82	$16.94	64	$938	$14.72	15	$388	$26.71

Washington	4	82	$16.94	64	$938	$14.72	15	$388	$26.71

Total West Region	87	10,894	$14.52	6,592	$63,728	$9.67	3,449	$82,085	$23.80

Central Region

Little Rock-N. Little Rock, AR	3	358	$8.66	298	$2,238	$7.51	48	$755	$15.86

Arkansas	3	358	$8.66	298	$2,238	$7.51	48	$755	$15.86

Chicago et al, IL-IN-WI	1	304	$11.21	268	$2,647	$9.87	24	$625	$26.59

Illinois	1	304	$11.21	268	$2,647	$9.87	24	$625	$26.59

Kansas City, MO-KS	1	135	$9.58	76	$601	$7.89	37	$482	$13.05
Topeka, KS	1	116	$11.26	116	$1,303	$11.26	0	$0	$0.00

Kansas	2	251	$10.43	192	$1,904	$9.92	37	$482	$13.05

Baton Rouge, LA	1	155	$15.94	69	$744	$10.83	84	$1,688	$20.13
Hammond, LA	1	226	$6.77	135	$568	$4.19	86	$935	$10.83

Weingarten Realty Investors
Average Base Rents by CBSA
As of: 9/30/2008
In Thousands, except per square foot amounts
Economics reflect WRI's pro rata ownership interest

				Occupied	Annualized	Avg. Base	Occupied	Annualized	Avg. Base
				SF	Rents	Rents	SF	Rents	Rents
	# of
	Properties	GLA	Total ABR	Greater than 10K SF			Less than 10K SF

Lafayette, LA	2	154	$9.82	73	$572	$7.82	75	$884	$11.76
Lake Charles, LA	4	458	$7.08	291	$1,498	$5.15	106	$1,316	$12.38
Monroe, LA	1	141	$5.54	87	$293	$3.37	55	$491	$8.99
New Orleans-Metairie-Kenner, LA	1	138	$14.95	78	$772	$9.87	75	$1,520	$20.23
Shreveport-Bossier City, LA	1	46	$16.11	27	$357	$13.43	14	$295	$21.27

Louisiana	11	1,320	$9.51	760	$4,802	$6.32	495	$7,129	$14.39

St. Louis, MO-IL	2	229	$9.85	115	$1,028	$8.93	50	$597	$11.99

Missouri	2	229	$9.85	115	$1,028	$8.93	50	$597	$11.99

Oklahoma City, OK	2	172	$7.37	107	$580	$5.40	49	$570	$11.74

Oklahoma	2	172	$7.37	107	$580	$5.40	49	$570	$11.74

Amarillo, TX	3	219	$10.58	68	$492	$7.27	125	$1,551	$12.37
Beaumont-Port Arthur, TX	8	413	$8.89	192	$928	$4.83	148	$2,091	$14.17
College Station-Bryan, TX	1	107	$10.77	86	$923	$10.74	15	$164	$10.95
Corpus Christi, TX	2	490	$12.93	281	$2,772	$9.86	182	$3,212	$17.67
Dallas-Fort Worth-Arlington, TX	9	1,213	$12.33	635	$5,847	$9.21	436	$7,355	$16.87
Houston-Baytown-Sugar Land, TX	61	4,999	$13.02	2,888	$26,366	$9.13	1,627	$32,436	$19.93
Killeen-Temple-Fort Hood, TX	1	115	$11.82	98	$1,033	$10.52	15	$304	$20.41
Laredo, TX	2	377	$14.00	260	$2,964	$11.42	100	$2,069	$20.70
Lubbock, TX	2	182	$8.65	143	$955	$6.67	39	$619	$15.98
Lufkin, TX	1	257	$6.90	195	$1,005	$5.16	34	$572	$16.89
McAllen-Edinburg-Pharr, TX	7	473	$11.66	355	$3,411	$9.61	84	$1,707	$20.32
Rio Grande City, TX	1	88	$11.31	76	$788	$10.42	12	$202	$16.98
San Antonio, TX	6	610	$11.22	401	$3,250	$8.11	172	$3,173	$18.47
Texarkana, TX-Texarkana, AR	1	97	$4.32	54	$173	$3.18	20	$150	$7.35
Tyler, TX	1	60	$7.76	33	$212	$6.35	10	$123	$12.58

Texas	106	9,702	$12.17	5,764	$51,117	$8.87	3,018	$55,727	$18.46

Total Central Region	127	12,336	$11.60	7,505	$64,317	$8.57	3,720	$65,884	$17.71

East Region

Fort Walton Beach et al, FL	2	70	$15.59	50	$675	$13.47	15	$343	$22.65
Jacksonville, FL	1	312	$9.03	250	$1,808	$7.23	50	$902	$18.06
Miami-Fort Lauderdale et al, FL	16	2,129	$14.84	1,213	$11,873	$9.79	803	$18,036	$22.47
Orlando, FL	13	1,720	$15.09	1,143	$13,947	$12.20	462	$10,268	$22.24
Palm Bay-Melbourne et al, FL	3	182	$8.75	106	$618	$5.82	61	$843	$13.90
Palm Coast, FL	1	75	$14.19	54	$657	$12.21	6	$194	$31.40
Port St. Lucie-Fort Pierce, FL	1	50	$10.63	43	$381	$8.91	5	$123	$26.54
Punta Gorda, FL	2	25	$17.78	15	$215	$14.34	8	$185	$24.65
Sarasota-Bradenton-Venice, FL	1	97	$10.43	46	$324	$7.13	40	$566	$14.21
Tampa-St. Petersburg et al, FL	4	924	$13.05	577	$5,534	$9.58	304	$5,966	$19.65

Florida	44	5,585	$13.99	3,497	$36,033	$10.30	1,752	$37,425	$21.37

Atlanta-Sandy Springs et al, GA	14	1,762	$13.82	1,139	$11,708	$10.28	524	$11,278	$21.50
Gainesville, GA	1	78	$13.32	70	$795	$11.31	19	$391	$20.86

Georgia	15	1,841	$13.79	1,210	$12,503	$10.34	543	$11,668	$21.48

Lexington-Fayette, KY	2	304	$13.57	207	$1,837	$8.88	191	$3,568	$18.65
Louisville, KY-IN	1	169	$11.98	73	$628	$8.56	63	$1,003	$15.98

Kentucky	3	473	$13.17	280	$2,464	$8.80	254	$4,571	$17.99
Lewiston-Auburn, ME	1	154	$5.73	77	$403	$5.26	26	$182	$7.14

Maine	1	154	$5.73	77	$403	$5.26	26	$182	$7.14

Charlotte-Gastonia et al, NC-SC	4	319	$17.33	154	$2,099	$13.67	129	$2,789	$21.70
Durham, NC	6	342	$10.97	172	$1,509	$8.76	122	$1,717	$14.10
Raleigh-Cary, NC	13	1,681	$11.37	1,054	$7,989	$7.58	574	$10,526	$18.32
Southern Pines-Pinehurst, NC	1	250	$8.22	162	$859	$5.31	71	$1,054	$14.92
Wilmington, NC	1	53	$9.63	37	$300	$8.20	4	$92	$22.50

North Carolina	25	2,646	$11.68	1,578	$12,756	$8.08	899	$16,177	$17.99

Hilton Head Island-Beaufort, SC	1	22	$14.90	5	$45	$8.50	14	$240	$17.32

Weingarten Realty Investors
Average Base Rents by CBSA
As of: 9/30/2008
In Thousands, except per square foot amounts
Economics reflect WRI's pro rata ownership interest

				Occupied	Annualized	Avg. Base	Occupied	Annualized	Avg. Base
				SF	Rents	Rents	SF	Rents	Rents
	# of
	Properties	GLA	Total ABR	Greater than 10K SF			Less than 10K SF

South Carolina	1	22	$14.90	5	$45	$8.50	14	$240	$17.32

Memphis, TN-MS-AR	6	651	$10.95	421	$3,541	$8.42	173	$2,959	$17.12

Tennessee	6	651	$10.95	421	$3,541	$8.42	173	$2,959	$17.12

Total East Region	95	11,371	$13.14	7,068	$67,746	$9.59	3,660	$73,222	$20.00

Total Retail	309	34,600	$13.03	21,164	$195,791	$9.25	10,829	$221,192	$20.43

Industrial

West Region

San Diego-Carlsbad et al, CA	1	145	$6.95	66	$456	$6.88	1	$11	$12.00

California	1	145	$6.95	66	$456	$6.88	1	$11	$12.00

Total West Region	1	145	$6.95	66	$456	$6.88	1	$11	$12.00

Central Region

Austin-Round Rock, TX	6	427	$9.73	77	$790	$10.29	291	$2,786	$9.58
Dallas-Fort Worth-Arlington, TX	16	2,473	$4.81	1,679	$7,012	$4.18	556	$3,739	$6.72
Houston-Baytown-Sugar Land, TX	30	3,557	$5.48	2,708	$13,602	$5.02	665	$4,883	$7.34
San Antonio, TX	3	545	$5.52	313	$1,658	$5.29	194	$1,139	$5.89

Texas	55	7,001	$5.49	4,778	$23,061	$4.83	1,706	$12,547	$7.36

Total Central Region	55	7,001	$5.49	4,778	$23,061	$4.83	1,706	$12,547	$7.36

East Region

Lakeland, FL	2	768	$4.40	708	$3,112	$4.40	0	$0	$0.00
Tampa-St. Petersburg et al, FL	3	896	$4.37	828	$3,598	$4.35	17	$95	$5.55

Florida	5	1,665	$4.38	1,535	$6,710	$4.37	17	$95	$5.55

Atlanta-Sandy Springs et al, GA	10	1,610	$3.67	1,194	$4,356	$3.65	21	$96	$4.61

Georgia	10	1,610	$3.67	1,194	$4,356	$3.65	21	$96	$4.61

Memphis, TN-MS-AR	3	685	$2.65	634	$1,676	$2.64	1	$3	$4.55

Tennessee	3	685	$2.65	634	$1,676	$2.64	1	$3	$4.55

Richmond, VA	9	860	$4.79	753	$3,565	$4.73	5	$62	$13.30

Virginia	9	860	$4.79	753	$3,565	$4.73	5	$62	$13.30

Total East Region	27	4,819	$3.98	4,116	$16,308	$3.96	43	$256	$5.91

Total Industrial	83	11,966	$4.91	8,960	$39,825	$4.44	1,750	$12,814	$7.32

Joint venture properties are reflected at WRI's pro rata share
Occupied SF based on commenced leases
# of properties and GLA differ from property list due to new development properties with no commenced leases

Weingarten Realty Investors
Property Listing at September 30, 2008

		Gross Leasable Area
	# of	WRI	Joint Venture	Owned
ALL PROPERTIES BY STATE	Properties	Owned	Share	by Other	Total

Arizona	26	2,424,565	6,135	1,299,002	3,729,702
Arkansas	3	357,740	-	-	357,740
California	29	3,841,314	857,027	551,304	5,249,645
Colorado	12	1,209,442	1,025,852	1,384,863	3,620,156
Florida	51	7,310,137	2,181,421	1,340,913	10,829,823
Georgia	23	3,450,264	692,756	716,003	4,859,023
Illinois	1	303,566	-	-	303,566
Kansas	2	250,855	-	-	250,855
Kentucky	4	597,489	-	122,454	719,943
Louisiana	13	1,320,285	435,491	976,172	2,731,948
Maine	1	153,776	51,258	-	205,034
Missouri	2	229,337	28,422	-	257,760
Nevada	13	2,925,225	30,250	758,099	3,713,574
New Mexico	6	1,019,480	-	396,750	1,416,230
North Carolina	27	2,682,162	163,774	742,374	3,588,310
Oklahoma	2	171,657	-	-	171,657
Oregon	3	119,939	90,927	62,600	273,466
South Carolina	1	21,530	64,590	-	86,120
Tennessee	9	1,407,127	455,189	137,740	2,000,056
Texas	163	17,426,359	4,905,258	3,089,187	25,420,800
Utah	4	306,638	60,772	296,357	663,767
Virginia	9	860,326	1,607,139	-	2,467,465
Washington	5	81,877	327,505	198,220	607,602
Grand Total	409	48,471,090	12,983,766	12,072,038	73,524,242

Total Retail	329	36,214,415	7,698,038	12,072,038	55,981,839

Total Industrial	77	12,089,887	5,285,728	-	17,375,615

Total Other	3	166,788	-	-	166,788

Footnotes for detail property listing
(1) Denotes partial ownership. The square feet figures represent WRI's proportionate ownership of the property held by the joint venture or partnership.
(2) Denotes property currently under development.
(3) Denotes properties that are not consolidated for SEC reporting purposes.
(+) Denotes supermarket or discount store offering full service grocery along with general merchandise.
NOTE: Square feet is reflective of area available to be leased. Certain listed properties may have additional square feet under WRI ownership.

Weingarten Realty Investors
Property Listing at September 30, 2008

					Gross Leasable Area
						Joint
Center	Location	Anchors	WRI	Foot	WRI	Venture	Owned by
			Owned %	Notes	Owned	Share	Other	Total
Retail

Operating Properties

Arizona

Palmilla Center	Dysart Rd. at McDowell Rd., Avondale	Office Max, PetsMart, Dollar Tree, Fry’s Supermarket + (O.B.O.)	100.00%		103,568	0	65,574	169,142
University Plaza	Plaza Way at Milton Rd., Flagstaff	PetsMart, Safeway +, Ross Dress for Less, Bed Bath & Beyond, Dollar Tree	100.00%		165,621	0	0	165,621
Val Vista Towne Center	Warner at Val Vista Rd., Gilbert	Target (O.B.O.), Staples, Ross Dress for Less, Petco	100.00%		93,372	0	123,000	216,372
Arrowhead Festival S.C.	75th Ave. at W. Bell Rd., Glendale	Borders (O.B.O.), Sports Authority (O.B.O.), Toys “R” Us (O.B.O.), Bed Bath & Beyond (O.B.O.)	100.00%		29,834	0	146,624	176,458
Fry's Ellsworth Plaza	Broadway Rd. at Ellsworth Rd., Mesa	Fry’s Supermarket + (O.B.O.)	100.00%		9,034	0	64,574	73,608
Monte Vista Village Center	Baseline Rd. at Ellsworth Rd., Mesa	Safeway + (O.B.O.)	100.00%		45,751	0	58,400	104,151
Red Mountain Gateway	Power Rd. at McKellips Rd., Mesa	Target (O.B.O.), Bed Bath & Beyond, Famous Footwear	100.00%		69,568	0	136,000	205,568
Camelback Village Square	Camelback at 7th Avenue, Phoenix	Fry’s Supermarket +, Target (O.B.O.), Office Max	100.00%		134,494	0	100,000	234,494
Laveen Village Market	Baseline Rd. at 51st St., Phoenix	Fry’s Supermarket + (O.B.O.), Home Depot (O.B.O.)	100.00%		40,025	0	71,619	111,644
Rancho Encanto	35th Avenue at Greenway Rd., Phoenix	Blockbuster, Fresh N Easy +, Family Dollar	100.00%		70,909	0	0	70,909
Squaw Peak Plaza	16th Street at Glendale Ave., Phoenix	Basha's +, Blockbuster	100.00%		61,060	0	0	61,060
Fountain Plaza	77th St. at McDowell, Scottsdale	Fry’s Supermarket +, Dollar Tree, Lowes (O.B.O.)	100.00%		102,271	0	165,000	267,271
Scottsdale Horizon	Frank Lloyd Wright Blvd and Thompson Peak Parkway, Scottsdale	Baja Fresh Mexican Grill	100.00%		10,337	0	0	10,337
Broadway Marketplace	Broadway at Rural, Tempe	Office Max, Ace Hardware	100.00%		82,757	0	0	82,757
Fry's Valley Plaza	S. McClintock at E. Southern, Tempe	Basha’s +	100.00%		145,104	0	0	145,104
Pueblo Anozira	McClintock Dr. at Guadalupe Rd., Tempe	Fry’s Food & Drug +, Petco, Dollar Tree	100.00%		157,309	0	0	157,309
Entrada de Oro	Magee Road and Oracle Road, Tucson	Wal-Mart Neighborhood Market	100.00%		88,685	0	20,406	109,091
Madera Village	Tanque Verde Rd. and Catalina Hwy, Tucson	Safeway +, Walgreen's, Ace Hardware	100.00%		96,732	0	10,594	107,326
Oracle Crossings	Oracle Highway and Magee Road, Tucson	Kohl's, Sprouts Farmers Market +	100.00%		243,625	0	10,000	253,625
Oracle Wetmore	Wetmore Road and Oracle Highway, Tucson	Home Depot , Circuit City, PetSmart, Walgreens	100.00%		256,093	0	0	256,093
Shoppes at Bears Path	Tanque Verde Rd. and Bear Canyon Rd., Tucson	Osco Drug (O.B.O.), Carondelet Health Care Corp., Leslie Pools	100.00%		43,928	0	21,851	65,779

Arizona Total:	# of Properties: 21				2,050,077	0	993,642	3,043,719

Arkansas

Markham Square	W. Markham at John Barrow, Little Rock	Burlington Coat Factory	100.00%		126,904	0	0	126,904
Markham West	11400 W. Markham, Little Rock	Office Depot, Michael’s, Academy, Bassett Furniture, Dollar Tree	100.00%		178,210	0	0	178,210
Westgate	Cantrell at Bryant, Little Rock	SteinMart	100.00%		52,626	0	0	52,626

Arkansas Total:	# of Properties: 3				357,740	0	0	357,740

California

Centerwood Plaza	Lakewood Blvd. at Alondra Dr., Bellflower	Bestway Supermarket +, Buck-A-Roos	100.00%		75,500	0	0	75,500
Southampton Center	IH-780 at Southampton Rd., Benecia	Raley’s +, Ace Hardware, Hollywood Video	100.00%		162,390	0	0	162,390
580 Market Place	E. Castro Valley at Hwy. I-580, Castro Valley	P. W. Supermarkets +, Petco, 24 Hour Fitness	100.00%		100,165	0	0	100,165
Chino Hills Marketplace	Chino Hills Pkwy. at Pipeline Ave., Chino Hills	Rite Aid, Von’s +, 24 Hour Fitness, Dollar Tree, Ace Hardware	100.00%		309,098	0	0	309,098
Buena Vista Marketplace	Huntington Dr. at Buena Vista St., Duarte	Ralph's +	100.00%		90,805	0	0	90,805
El Camino Promenade	El Camino Real at Via Molena, Encinitas	T.J. Maxx, Beverages & More, Staples, Shoe Pavilion, Golf Galaxy	100.00%		129,753	0	0	129,753
Fremont Gateway Plaza	Paseo Padre Pkwy. at Walnut Ave., Fremont	Raley’s +, NAZ Cinema, 24 Hour Fitness	100.00%		194,601	0	0	194,601
Hallmark Town Center	W. Cleveland Ave. at Stephanie Ln., Madera	Food 4 Less + , Bally’s	100.00%		85,066	0	0	85,066
Menifee Town Center	Antelope Rd. at Newport Rd., Menifee	Ralph's +, Target (O.B.O.), Ross Dress for Less	100.00%		124,494	0	124,000	248,494
Marshalls Plaza	McHenry at Sylvan Ave., Modesto	Marshall’s, Dress Barn, Guitar Center	100.00%		78,752	0	0	78,752
Prospectors Plaza	Missouri Flat Rd. at US Hwy. 50, Placerville	SaveMart +, Kmart, Long’s Drug Store	100.00%		228,345	0	0	228,345
Shasta Crossroads	Churn Creek Rd. at Dana Dr., Redding	Food Maxx +, Target (O.B.O.), Sports Authority (O.B.O.), Ashley Furniture (O.B.O.)	100.00%		121,334	0	131,468	252,802
Arcade Square	Watt Ave. at Whitney Ave., Sacramento	Grocery Outlet +	100.00%		76,497	0	0	76,497
Discovery Plaza	W. El Camino Ave. at Truxel Rd., Sacramento	Bel Air Market +, Blockbuster	100.00%		93,398	0	0	93,398

Weingarten Realty Investors
Property Listing at September 30, 2008

					Gross Leasable Area
						Joint
Center	Location	Anchors	WRI	Foot	WRI	Venture	Owned by
			Owned %	Notes	Owned	Share	Other	Total
Summerhill Plaza	Antelope Rd. at Lichen Dr., Sacramento	Raley’s +	100.00%		133,614	0	0	133,614
Valley	Franklin Boulevard and Mack Road, Sacramento	Raley's +	100.00%		98,240	0	5,365	103,605
Silver Creek Plaza	E. Capital Expressway at Silver Creek Blvd., San Jose	Safeway +, Walgreen’s, Orchard Supply (O.B.O.)	100.00%		134,179	0	65,000	199,179
Tully Corners Shopping Center	Tully Rd at Quimby Rd, San Jose	Food Maxx +, Petco	10.00%	(1)(3)	11,599	104,393	0	115,992
Greenhouse Marketplace	Lewelling Blvd. at Washington Ave., San Leandro	Safeway + (O.B.O.), Longs Drug Stores (O.B.O.), Big Lots, 99 Cents Only, Factory 2 U	100.00%		152,095	0	86,569	238,664
Rancho San Marcos Village	San Marcos Blvd. at Rancho Santa Fe Rd., San Marcos	Von’s +, 24 Hour Fitness	100.00%		120,829	0	0	120,829
San Marcos Plaza	San Marcos Blvd. at Rancho Santa Fe Rd., San Marcos	Albertsons + (O.B.O.)	100.00%		35,880	0	45,206	81,086
Stony Point Plaza	Stony Point Rd. at Hwy. 12, Santa Rosa	Food Maxx +, Wal-Mart	100.00%		198,528	0	0	198,528
Sunset Center	Sunset Ave. at State Hwy. 12, Suisun City	Albertsons +, Rite Aid	100.00%		85,238	0	0	85,238
Creekside Center	Alamo Dr. at Nut Creek Rd., Vacaville	Raley’s +, Blockbuster	100.00%		116,229	0	0	116,229
Freedom Centre	Freedom Blvd. At Airport Blvd., Watsonville	Rite Aid, Big Lots, Safeway +, Ace Hardware	100.00%		150,241	0	0	150,241
Westminster Center	Westminster Blvd. at Golden West St., Westminster	Albertsons +, Home Depot, Edward’s Cinema, Rite Aid, Petco	100.00%		417,870	0	0	417,870

California Total:	# of Properties: 26				3,524,740	104,393	457,608	4,086,741

Colorado

Aurora City Place	E. Alameda at I225, Aurora	PetsMart, Sportsman Warehouse, Linens ‘N Things, Barnes & Noble, Ross Dress For Less, Super Target + (O.B.O.), Pier 1 Imports	50.00%	(1)(3)	182,642	182,642	182,000	547,283
Academy Place	Academy Blvd. at Union Blvd., Colorado Springs	Safeway + (O.B.O.), Ross Dress For Less, Target (O.B.O.)	100.00%		84,057	0	177,362	261,419
Uintah Gardens	NEC 19th St. at West Uintah, Colorado Springs	King Sooper’s +, Walgreens, Petco, Big 5 Sporting Goods	100.00%		212,638	0	0	212,638
Green Valley Ranch Towne Center	Tower Rd. at 48th Ave., Denver	King Sooper’s + (O.B.O.)	50.00%	(1)(3)	27,503	27,503	58,000	113,006
Lowry Town Center	2nd Ave. at Lowry Ave., Denver	Super Target + (O.B.O.), Barnes & Noble, Office Max, Michael’s, Pier 1 Imports, Cost Plus, Linens ‘N Things	50.00%	(1)(3)	38,370	38,370	52,700	129,439
CityCenter Englewood	S. Santa Fe at Hampden Ave., Englewood	Wal-Mart (O.B.O.), Ross Dress for Less, Gart Sports, Office Depot, Bally Total Fitness, Petco	51.00%	(1)	137,977	132,566	90,000	360,543
Glenwood Meadows	Midland Ave. at W. Meadows, Glenwood Springs	Target (O.B.O.), Pier 1 Imports, The Sports Authority, Bed Bath & Beyond, Petco, Lowe's	41.00%	(1)(3)	110,940	159,646	125,174	395,760
Crossing at Stonegate	Jordon Rd. at Lincoln Ave., Parker	King Sooper’s +	51.00%	(1)	55,620	53,438	0	109,058
Thorncreek Crossing	Washington St. at 120th St., Thornton	Super Target + (O.B.O.), Barnes & Noble, Office Max, Michael’s, Pier 1 Imports, Cost Plus, Linens ‘N Things	51.00%	(1)	108,186	103,944	174,000	386,130
Westminster Plaza	North Federal Blvd. at 72nd Ave., Westminster	Safeway +, Walgreens (O.B.O.)	50.00%	(1)	48,521	48,521	56,127	153,169

Colorado Total:	# of Properties: 10				1,006,454	746,630	915,363	2,668,445

Florida

Boca Lyons	Glades Rd. at Lyons Rd., Boca Raton	Ross Dress for Less, Ethan Allen	100.00%		113,689	0	0	113,689
Countryside Centre	US Highway 19 at Countryside Boulevard	Albertsons+, T.J. Maxx, Home Goods	100.00%		242,123	0	0	242,123
Sunset 19	US Hwy. 19 at Sunset Pointe Rd., Clearwater	Publix +, Bed Bath & Beyond, Staples, Comp USA, Barnes & Noble, Sports Authority, Old Navy	100.00%		275,910	0	0	275,910
Embassy Lakes	Sheraton St. at Hiatus Rd., Cooper City	Winn Dixie +, Walgreen’s, Tuesday Morning	100.00%		131,723	0	48,214	179,937
Paradise Key at Kelly Plantation	US Highway 98 and Mid Bay Bridge Rd, Destin	Publix +, Bed Bath & Beyond, Ross, Old Navy, SteinMart	10.00%	(1)(3)	27,178	244,599	0	271,777
Shoppes at Paradise Isle	34940 Emerald Coast Pkwy, Destin	Best Buy, Linens N' Things, Michaels, Office Depot, PetsMart	25.00%	(1)(3)	42,959	128,878	0	171,837
Hollywood Hills Plaza	Hollywood Blvd. at North Park Rd., Hollywood	Publix +, Target, CVS/pharmacy	100.00%		364,714	0	0	364,714
Indian Harbour Place	East Eau Gallie Boulevard, Indian Harbour Beach	Beall's, Publix +	25.00%	(1)(3)	40,880	122,641	0	163,521
Argyle Village	Blanding at Argyle Forest Blvd., Jacksonville	Bed Bath & Beyond, Publix +, T.J. Maxx, Babies “R” Us, Jo-Ann’s Fabrics, Michael's	100.00%		312,447	0	0	312,447
TJ Maxx Plaza	117th Avenue at Sunset Blvd., Kendall	T.J. Maxx, Winn Dixie +	100.00%		161,572	0	0	161,572
Largo Mall	Ulmerton Rd. at Seminole Ave., Largo	Beall’s Department Stores, Marshall’s, PetsMart, Bed Bath & Beyond, Staples, Michael’s, Target (O.B.O.), Albertsons + (O.B.O.)	100.00%		377,757	0	197,631	575,388

Weingarten Realty Investors
Property Listing at September 30, 2008

					Gross Leasable Area
						Joint
Center	Location	Anchors	WRI	Foot	WRI	Venture	Owned by
			Owned %	Notes	Owned	Share	Other	Total
Palm Lakes Plaza	Atlantic Boulevard and Rock Island Road, Maragate	Publix +, CVS/pharmacy	20.00%	(1)(3)	22,750	91,002	0	113,752
Lake Washington Crossing	Wickham Rd. at Lake Washington Rd., Melbourne	Publix +, Beall’s Outlet Stores	25.00%	(1)(3)	29,707	89,121	0	118,828
Lake Washington Square	Wickham Rd. at Lake Washington Rd., Melbourne	Albertsons +, Tuesday Morning	100.00%		111,811	0	0	111,811
Kendall Corners	Kendall Drive and SW 127th Avenue, Miami	City Furniture	20.00%	(1)(3)	19,303	77,212	0	96,515
South Dade	South Dixie Highway and Eureka Drive, Miami	Publix +, Petco, Chuck E. Cheese, Bed Bath & Beyond	20.00%	(1)(3)	43,882	175,530	0	219,412
Tamiami Trail Shops	S.W. 8th St. at S.W. 137th Ave., Miami	Publix +, CVS/pharmacy	100.00%		110,867	0	0	110,867
Northridge	E. Commercial Blvd. at Dixie Hwy., Oakland Park	Publix +, Petco, Ross Dress for Less, Anna's Linen	100.00%		236,170	0	0	236,170
Colonial Plaza	E. Colonial Dr. at Primrose Dr., Orlando	Staples, Circuit City, Ross Dress for Less, Linens ‘N Things, Babies “R” Us, Marshall’s, Old Navy, SteinMart, Barnes & Noble, Petco	100.00%		496,751	0	0	496,751
International Drive Value Center	International Drive and Touchstone Drive, Orlando	Bed Bath & Beyond, Ross, T.J. Maxx	20.00%	(1)(3)	37,133	148,531	0	185,664
Market at Southside	Michigan Ave. at Delaney Ave., Orlando	Ross Dress for Less, Beall’s Outlet Stores, Dollar Tree, Albertsons + (O.B.O.)	100.00%		92,328	0	64,627	156,955
The Marketplace at Dr. Phillips	Dr. Phillips Boulevard and Sand Lake Road, Orlando	Albertsons +, Stein Mart, Office Depot, Home Goods, Morton's of Chicago	20.00%	(1)(3)	65,250	261,000	0	326,250
The Shoppes at South Semoran	Semoran Blvd. at Pershing Ave.	Save Rite +	100.00%		101,535	0	0	101,535
Westland Terrace Plaza	SR 50 at Apopka Vineland Rd., Orlando	T.J. Maxx, Petco, Shoe Carnival, Super Target + (O.B.O.)	100.00%		77,521	0	183,000	260,521
Alafaya Square	Alafaya Trail, Oviedo	Publix +	20.00%	(1)(3)	35,297	141,189	0	176,486
University Palms	Alafaya Trail at McCullough Rd., Oviedo	Publix +, Blockbuster	100.00%		99,172	0	0	99,172
East Lake Woodlands	East Lake Road and Tampa Road, Palm Harbor	Publix +, Walgreens	20.00%	(1)(3)	28,021	112,082	0	140,103
Shoppes at Parkland	Hillsboro Boulevard at State Road #7, Parkland	BJ's Wholesale Club +	100.00%		145,652	0	0	145,652
Flamingo Pines	Pines Blvd. at Flamingo Rd., Pembroke Pines	Publix +, U.S. Post Office, Keiser College, Home Depot (O.B.O.)	100.00%		262,761	0	105,350	368,111
Pembroke Commons	University at Pines Blvd., Pembroke Pines	Publix +, Marshall’s, Office Depot, LA Fitness	100.00%		314,401	0	0	314,401
Publix at Laguna Isles	Sheridan St. at SW 196th Ave., Pembroke Pines	Publix +	100.00%		69,475	0	0	69,475
Vizcaya Square	Nob Hill Rd. at Cleary Blvd., Plantation	Winn Dixie +, Blockbuster	100.00%		112,410	0	0	112,410
Quesada Commons	Quesada Avenue and Toledo Blade Boulevard, Port Charlotte	Publix +	25.00%	(1)(3)	14,722	44,168	0	58,890
Shoppes of Port Charlotte	Toledo Blade Boulevard and Tamiami Trail, Port Charlotte	Petco	25.00%	(1)(3)	10,253	30,758	0	41,011
Shoppes of Port Charlotte	Toledo Blade Boulevard and Tamiami Trail, Port Charlotte	Chick-Fil-A	25.00%	(1)(3)	978	2,934	0	3,912
Marketplace at Seminole Towne Center	Central Florida Greenway and Rinehart Road, Sanford	Circuit City, Sports Authority, DSW, Marshalls, Old Navy, Linens 'N Things, Petco, Cost Plus, Super Target + (O.B.O.)	100.00%		308,751	0	185,000	493,751
Pineapple Commons	Us Highway 1 and Britt Rd.	Best Buy, Ross, Linens 'N Things, PetsMart, Ashley Furniture	20.00%	(1)(3)	49,803	199,211	0	249,014
Sunrise West Shopping Center	West Commercial Drive and NW 91st Avenue, Sunrise	Publix +	25.00%	(1)(3)	19,080	57,241	0	76,321
Venice Pines	Center Rd. at Jacaranda Blvd., Venice	Sweet Bay +	100.00%		97,303	0	0	97,303
Winter Park Corners	Aloma Ave. at Lakemont Ave., Winter Park	Whole Foods Market +, Outback Steakhouse	100.00%		102,397	0	0	102,397

Florida Total:	# of Properties: 39				5,206,436	1,926,097	783,822	7,916,355

Georgia
Lakeside Marketplace	Cobb Parkway (US Hwy 41), Acworth	Ross Dress for Less, Circuit City, Petco, Office Max, Books A Million, Super Target + (O.B.O.)	100.00%		147,688	0	174,000	321,688
Mansell Crossing	North Point Parkway at Mansell Rd	Ross, Bed Bath & Beyond, Rooms to Go	20.00%	(1)(3)	20,586	82,345	0	102,931
Camp Creek Marketplace II	Camp Creek Parkway and Carmla Drive, Atlanta	DSW, American Signature, Circuit City, LA Fitness	100.00%		196,283	0	0	196,283
Cherokee Plaza	Peachtree Road and Colonial Drive, Atlanta	Kroger +	100.00%		98,553	0	0	98,553
Perimeter Village	Ashford-Dunwoody Rd	Wal-Mart Supercenter +, Cost Plus, DSW, Borders	100.00%		387,755	0	0	387,755
Publix at Princeton Lakes	Carmia Drive and Camp Creek Drive, Atlanta	Publix+	100.00%		68,389	0	0	68,389
Brookwood Square	East-West Connector at Austell Rd., Austell	Marshall’s, Staples, Home Depot	100.00%		253,448	0	0	253,448
Dallas Commons	US Highway 278 and Nathan Dean Boulevard, Dallas	Kroger + (O.B.O.)	100.00%		25,158	0	70,104	95,262

Weingarten Realty Investors
Property Listing at September 30, 2008

					Gross Leasable Area
						Joint
Center	Location	Anchors	WRI	Foot	WRI	Venture	Owned by
			Owned %	Notes	Owned	Share	Other	Total
Reynolds Crossing	Steve Reynolds and Old North Cross Rd., Duluth	Kroger + (O.B.O.)	100.00%		45,758	0	70,225	115,983
Thompson Bridge Commons	Thompson Bridge Rd. at Mt. Vernon Rd., Gainesville	Kroger +	100.00%		78,351	0	0	78,351
Grayson Commons	Grayson Hwy at Rosebud Rd., Grayson	Kroger +	100.00%		76,611	0	0	76,611
Sandy Plains Exchange	Sandy Plains at Scufflegrit, Marietta	Publix +	100.00%		72,784	0	0	72,784
Brownsville Commons	Brownsville Road and Hiram-Lithia Springs Road, Powder Springs	Kroger + (O.B.O.)	100.00%		27,747	0	54,139	81,886
Roswell Corners	Woodstock Rd. at Hardscrabble Rd., Roswell	Staples, T.J. Maxx, Super Target + (O.B.O.)	100.00%		144,964	0	173,535	318,499
Brookwood Marketplace	Peachtree Parkway at Mathis Airport Rd., Suwannee	Office Max, Home Depot, Bed Bath & Beyond, Super Target + (O.B.O.)	100.00%		196,630	0	174,000	370,630

Georgia Total:	# of Properties: 15				1,840,705	82,345	716,003	2,639,053

Illinois

Burbank Station	S. Cicero Ave. at W. 78th St.	AJ Wright, Babies "R" Us, Food For Less +, Office Max	100.00%		303,566	0	0	303,566

Illinois Total:	# of Properties: 1				303,566	0	0	303,566

Kansas

Shawnee Village	Shawnee Mission Pkwy. at Quivera Rd., Shawnee	Burlington Coat Factory	100.00%		135,139	0	0	135,139
Kohl's	Wanamaker Rd. at S.W. 17th St., Topeka	Barnes & Noble, Kohl’s Department Store	100.00%		115,716	0	0	115,716

Kansas Total:	# of Properties: 2				250,855	0	0	250,855

Kentucky

Millpond Center	Boston at Man O’War, Lexington	Kroger +	100.00%		124,567	0	27,000	151,567
Regency Shopping Centre	Nicholasville Rd.& West Lowry Lane, Lexington	C&R Beauty Supply	100.00%		124,486	0	46,044	170,530
Tates Creek	Tates Creek at Man O’ War, Lexington	Kroger +, Rite Aid	100.00%		179,450	0	0	179,450
Festival at Jefferson Court	Outer Loop at Jefferson Blvd., Louisville	Kroger +, PetsMart (O.B.O.), Factory Card Outlet, AJ Wright (O.B.O.)	100.00%		168,986	0	49,410	218,396

Kentucky Total:	# of Properties: 4				597,489	0	122,454	719,943

Louisiana

Seigen Plaza	Siegen Lane at Honore Lane, Baton Rouge	Super Target + (O.B.O.), Ross Dress for Less, Conn’s, Petco	100.00%		155,490	0	194,247	349,737
Town & Country Plaza	U.S. Hwy. 190 West, Hammond Way	Winn Dixie +, Office Depot, CVS/pharmacy, Goody’s, Books a Million, Rent	100.00%		226,102	0	0	226,102
Manhattan Place	Manhattan Blvd. at Gretna Blvd., Harvey	Target (O.B.O.), Ross Dress for Less, Stage, K&G Fashion	100.00%		138,215	0	125,400	263,615
Ambassador Plaza	Ambassador Caffery at W. Congress, Lafayette	Albertsons + (O.B.O.), Blockbuster	100.00%		0	0	101,950	101,950
River Marketplace	Ambassador Caffery at Kaliste Saloom, Lafayette	Ross Dress for Less, Stage, Cost Plus, Super Target + (O.B.O.), Books A Million	7.80%	(1)(3)	13,142	147,100	174,700	334,942
Westwood Village	W. Congress at Bertrand, Lafayette	Stage, Graham Central Station	100.00%		141,346	0	0	141,346
14/Park Plaza	Hwy. 14 at General Doolittle, Lake Charles	Kroger +, Conn’s, Burke's Outlet, Anna's Linens, Family Dollar	100.00%		172,068	0	0	172,068
K-Mart Plaza	Ryan St., Lake Charles	Albertsons +, Kmart, Stages	50.00%	(1)(3)	107,974	107,974	0	215,948
Prien Lake Plaza	Prien Lake Rd. at Nelson Rd., Lake Charles	Target (O.B.O.), Marshall’s (O.B.O.), Ross Dress for Less (O.B.O.), Bed Bath & Beyond (O.B.O.)	100.00%		7,743	0	205,375	213,118
Southgate	Ryan at Eddy, Lake Charles	Market Basket +, Office Depot, Books A Million	100.00%		170,588	0	0	170,588
Danville Plaza	Louisville at 19th, Monroe	County Market +, Citi Trends, Surplus Warehouse	100.00%		141,380	0	0	141,380
Orleans Station	Paris, Robert E. Lee at Chatham, New Orleans	Vacant	100.00%		0	0	0	0
University Place	70th St. at Youree Dr., Shreveport	Super Target + (O.B.O.), Best Buy, T.J. Maxx, CVS/pharmacy (O.B.O), Bed Bath	20.40%	(1)(3)	46,237	180,417	174,500	401,154
		& Beyond
Louisiana Total:	# of Properties: 13				1,320,285	435,491	976,172	2,731,948

Maine

The Promenade	Essex at Summit, Lewiston	Staples, Flagship Cinemas	75.00%	(1)	153,776	51,258	0	205,034

Maine Total:	# of Properties: 1				153,776	51,258	0	205,034

Weingarten Realty Investors
Property Listing at September 30, 2008

					Gross Leasable Area
						Joint
Center	Location	Anchors	WRI	Foot	WRI	Venture	Owned by
			Owned %	Notes	Owned	Share	Other	Total
Missouri

Ballwin Plaza	Manchester Rd. at Vlasis Dr., Ballwin	Schnucks +, Michael’s, Sears	100.00%		200,915	0	0	200,915
Western Plaza	Hwy 141 at Hwy 30, Fenton	O'Reilly Automotive	50.00%	(1)(3)	28,422	28,422	0	56,845

Missouri Total:	# of Properties: 2				229,337	28,422	0	257,760

Nevada

Eastern Horizon	Eastern Ave. at Horizon Ridge Pkwy., Henderson	Kmart + (O.B.O.)	100.00%		66,408	0	143,879	210,287
Best in the West	Rainbow at Lake Mead Rd., Las Vegas	Best Buy, Borders, Bed Bath & Beyond, Babies "R" Us, DSW Shoes, Office Depot,	100.00%		436,814	0	0	436,814
		Old Navy, PetsMart, Jo-Ann Stores, The Sports Authority, Ulta
Charleston Commons	Charleston and Nellis, Las Vegas	Wal-Mart, Ross, Office Max, 99 Cents Only, PetsMart	100.00%		338,378	0	0	338,378
College Park S.C.	E. Lake Mead Blvd. at Civic Ctr. Dr., North Las Vegas	Albertsons +, Sav-On Drug, Anna's Linens, Lucky's, Factory 2 U	100.00%		167,654	0	0	167,654
Francisco Centre	E. Desert Inn Rd. at S. Eastern Ave., Las Vegas	Ross Dress for Less (O.B.O.), Fallas Paredes , La Bonita Grocery +	100.00%		116,973	0	31,842	148,815
Mission Center	Flamingo Rd. at Maryland Pkwy, Las Vegas	Sav-On Drug (O.B.O.), Albertsons + (O.B.O.), Toys “R” Us, T.J. Maxx	100.00%		152,475	0	55,745	208,220
Paradise Marketplace	Flamingo Rd. at Sandhill, Las Vegas	Smith’s Food +, Dollar Tree	100.00%		148,713	0	0	148,713
Rainbow Plaza	Rainbow Blvd. at Charleston Blvd., Las Vegas	Albertsons +, JC Penney, Ultimate Electronics, Home Depot, 24 Hour Fitness	100.00%		278,416	0	0	278,416
Rainbow Plaza, Phase I	Rainbow Blvd. at Charleston Blvd., Las Vegas	Albertsons +, JC Penney, Ultimate Electronics, Home Depot, 24 Hour Fitness	100.00%		136,369	0	0	136,369
Rancho Towne & Country	Rainbow Blvd. at Charleston Blvd., Las Vegas	Smith’s Food +	100.00%		87,367	0	0	87,367
Tropicana Beltway	Tropicana Beltway at Fort Apache Rd., Las Vegas	Lowe’s (O.B.O.), Wal-Mart Supercenter + (O.B.O.), PetsMart, Office Depot, Ross Dress for Less, 99 Cent Only, Sports Authority, Pier 1 Imports	100.00%		246,478	0	394,271	640,749
Tropicana Marketplace	Tropicana at Jones Blvd., Las Vegas	Smith’s Food +, Family Dollar	100.00%		142,728	0	0	142,728
Westland Fair North	Charleston Blvd. At Decatur Blvd., Las Vegas	Wal-Mart Supercenter +, Lowe’s, PetsMart, Office Depot, Michaels, Anna's Linens	100.00%		576,202	0	0	576,202

Nevada Total:	# of Properties: 12				2,894,975	0	625,737	3,520,712

New Mexico

Eastdale	Candelaria Rd. at Eubank Blvd., Albuquerque	Albertsons +, Family Dollar	100.00%		117,623	0	0	117,623
North Towne Plaza	Academy Rd. at Wyoming Blvd., Albuquerque	Whole Foods Market +, Borders	100.00%		104,034	0	0	104,034
Pavillions at San Mateo	I-40 at San Mateo, Albuquerque	Old Navy, Shoe Department, Circuit City, Linens ‘N Things, Skechers	100.00%		195,944	0	0	195,944
Plaza at Cottonwood	Coors Bypass Blvd. at Seven Bar Loop Rd., Albuquerque	Staples, PetsMart, Wal-Mart Supercenter +(O.B.O.), Home Depot (O.B.O.), Party City	100.00%		84,322	0	334,000	418,322
Wyoming Mall	Academy Rd. at Northeastern, Albuquerque	Wal-Mart Supercenter +, Dollar Tree	100.00%		267,886	0	0	267,886
De Vargas	N. Guadalupe at Paseo de Peralta, Santa Fe	Albertsons + (O.B.O.), Sav-On (CVS), Ross Dress for Less, Office Depot,	100.00%		249,671	0	62,750	312,421
		Hastings, United Artists

New Mexico Total:	# of Properties: 6				1,019,480	0	396,750	1,416,230

North Carolina

Capital Square	Capital Blvd. at Huntleigh Dr., Cary	Food Lion +	100.00%		143,063	0	0	143,063
Harrison Pointe	Harrison Ave. at Maynard Rd., Cary	Harris Teeter +, Staples	100.00%		130,934	0	0	130,934
High House Crossing	NC Hwy 55 at Green Level W. Rd., Cary	Harris Teeter +	100.00%		89,997	0	0	89,997
Northwoods Market	Maynard Rd. at Harrison Ave., Cary	Food Lion +	100.00%		77,802	0	0	77,802
Parkway Pointe	Cory Parkway at S. R. 1011, Cary	Food Lion +, Rite-Aid	100.00%		80,061	0	0	80,061
Chatham Crossing	US 15/501 at Plaza Dr., Chapel Hill	Lowes Food +, CVS/pharmacy	25.00%	(1)(3)	24,039	72,116	0	96,155
Cole Park Plaza	US 15/501 and Plaza Dr., Chapel Hill	Dollar General	25.00%	(1)(3)	20,564	61,694	0	82,258
Galleria	Galleria Boulevard and Sardis Road, Charlotte	Off Broadway Shoes, Wal-Mart (O.B.O.)	100.00%		120,542	0	207,602	328,144
Johnston Road Plaza	Johnston Rd. at McMullen Creek Pkwy., Charlotte	Food Lion+	100.00%		79,508	0	0	79,508
Steele Creek Crossing	York Rd. at Steele Creek Rd., Charlotte	BI-LO +, Rite-Aid	100.00%		77,301	0	0	77,301
Whitehall Commons	NWC of Hwy. 49 at I-485, Charlotte	Blockbuster, Wal-Mart Supercenter + (O.B.O.), Lowes (O.B.O.), BI-LO + (O.B.O.)	100.00%		41,876	0	402,620	444,496
Bull City Market	Broad St. at West Main St., Durham	Whole Foods Market +	100.00%		42,517	0	0	42,517
Durham Festival	Hillsborough Rd. at LaSalle St., Durham	Kroger +, Dollar General	100.00%		134,295	0	0	134,295

Weingarten Realty Investors
Property Listing at September 30, 2008

					Gross Leasable Area
						Joint
Center	Location	Anchors	WRI	Foot	WRI	Venture	Owned by
			Owned %	Notes	Owned	Share	Other	Total
Mineral Springs Village	Mineral Springs Rd. at Wake Forest Rd., Durham	Food Lion +, Rite-Aid	100.00%		59,859	0	0	59,859
Ravenstone Commons	Hwy 98 at Sherron Rd., Durham	Food Lion +, Blockbuster	100.00%		60,424	0	0	60,424
Pinecrest Plaza	Hwy. 15-501 at Morganton Rd., Pinehurst	Food Lion +, Michael’s, Goody’s, Belk’s	100.00%		250,140	0	0	250,140
Avent Ferry	Avent Ferry Rd. at Gorman St., Raleigh	Food Lion +, Family Dollar	100.00%		111,650	0	0	111,650
Falls Pointe	Neuce Rd. at Durant Rd., Raleigh	Harris Teeter +, Kohl’s (O.B.O.)	100.00%		106,981	0	86,350	193,331
Leesville Town Centre	Leesville Rd. at Leesville Church Rd., Raleigh	Harris Teeter +, Rite-Aid	100.00%		112,576	0	0	112,576
Little Brier Creek	Little Brier Creek Lane and Brier Leaf Lane, Raleigh	Lowe's Food + (O.B.O.)	100.00%		17,209	0	45,802	63,011
Lynnwood Collection	Creedmoor Rd at Lynn Road, Raleigh	Kroger +	100.00%		86,362	0	0	86,362
Six Forks Station	Six Forks Rd. at Strickland Rd., Raleigh	Kmart, Home Depot, Food Lion +, Bed Bath & Beyond, Borders	100.00%		467,270	0	0	467,270
Stonehenge Market	Creedmoor Rd. at Bridgeport Dr., Raleigh	Harris Teeter +, SteinMart, Eckerd’s	100.00%		188,521	0	0	188,521
Heritage Station	Forestville Rd. at Rogers Rd., Wake Forest	Harris Teeter +	100.00%		68,778	0	0	68,778

North Carolina Total:	# of Properties: 24				2,592,269	133,810	742,374	3,468,453

Oklahoma

Market Boulevard	E. Reno Ave. at N. Douglas Ave., Midwest City	Color Tyme	100.00%		35,765	0	0	35,765
Town and Country	Reno Ave at North Air Depot, Midwest City	Office Depot, Big Lots, Westlake Hardware	100.00%		135,892	0	0	135,892

Oklahoma Total:	# of Properties: 2				171,657	0	0	171,657

Oregon

Clackamas Square	SE 82nd Avenue and SE Causey Avenue, Portland	T.J. Maxx, Winco Foods + (O.B.O.)	20.00%	(1)(3)	14,828	59,311	62,600	136,739
Oak Grove Market Center	SE Mcloughlin Blvd & Oak Grove Ave	Safeway +	100.00%		97,207	0	0	97,207
Raleigh Hills Plaza	SW Beaverton-Hillsdale Hwy and SW Scholls Ferry Road, Portland	Walgreens, New Seasons Market +	20.00%	(1)(3)	7,904	31,616	0	39,520

Oregon Total:	# of Properties: 3				119,939	90,927	62,600	273,466

South Carolina

Fresh Market Shoppes	890 William Hilton Head Pkwy, Hilton Head	The Fresh Market +	25.00%	(1)(3)	21,530	64,590	0	86,120

South Carolina Total:	# of Properties: 1				21,530	64,590	0	86,120

Tennessee

Bartlett Towne Center	Bartlett Blvd. at Stage Rd., Bartlett	Kroger +, Petco, Dollar Tree, Shoe Carnival	100.00%		179,364	0	0	179,364
Commons at Dexter Lake	Dexter at N. Germantown, Memphis	Kroger +, SteinMart, Marshall’s, Samuel's Furniture and Interior	100.00%		166,958	0	0	166,958
Commons at Dexter Lake Phase II	Dexter at N. Germantown, Memphis	Kroger +, SteinMart, Marshall’s, Samuel's Furniture and Interior	100.00%		61,538	0	0	61,538
Highland Square	Summer at Highland, Memphis	Walgreen’s	100.00%		14,490	0	0	14,490
Mendenhall Commons	South Mendenahall Rd. and Sanderlin Avenue, Memphis	Kroger + (O.B.O.), T.J. Maxx, Michaels	100.00%		79,871	0	0	79,871
Summer Center	Summer Ave. at Waring Rd., Memphis	Kroger +, Ross Dress for Less	100.00%		148,581	0	0	148,581

Tennessee Total:	# of Properties: 5				650,802	0	0	650,802

Texas
Bell Plaza	45th Ave. at Bell St., Amarillo	United Supermarket +, Dollar Tree	15.00%	(1)	19,579	110,950	0	130,529
Coronado	34th St. at Wimberly Dr., Amarillo	Blockbuster	100.00%		46,829	0	0	46,829
Wolflin Village	Wolflin Ave. at Georgia St., Amarillo	Office Depot, Sheplers Western Wear, Talbots	100.00%		153,084	0	0	153,084
Calder	Calder at 24th St., Beaumont	Harmony Science Academy	100.00%		34,641	0	0	34,641
North Park Plaza	Eastex Fwy. at Dowlen, Beaumont	Target (O.B.O.), Anna’s Linens, David’s Bridal, Toys “R” Us (O.B.O.)	50.00%	(1)(3)	70,036	70,036	141,329	281,401
Phelan	Phelan at 23rd St, Beaumont	Kroger + (O.B.O.)	100.00%		12,000	0	0	12,000
Phelan West	Phelan at 23rd St., Beaumont	Kroger + (O.B.O.)	66.70%	(1)(3)	15,552	7,779	58,890	82,221
Southgate	Calder Ave. at 6th St., Beaumont	Control Fluids	100.00%		33,555	0	0	33,555
Westmont	Dowlen at Phelan, Beaumont	Talbot’s, Blockbuster	100.00%		98,071	0	0	98,071
Lone Star Pavilions	Texas at Lincoln Ave., College Station	Best Buy, Office Depot, Barnes & Noble	100.00%		106,907	0	0	106,907

Weingarten Realty Investors
Property Listing at September 30, 2008

					Gross Leasable Area
						Joint
Center	Location	Anchors	WRI	Foot	WRI	Venture	Owned by
			Owned %	Notes	Owned	Share	Other	Total
Montgomery Plaza	Loop 336 West at I-45, Conroe	Academy, Conn’s, Goody’s, 99 Cents Only, Petco, Anna's Linens, Spec's	100.00%		296,837	0	0	296,837
Moore Plaza	S. Padre Island Dr. at Staples, Corpus Christi	Office Depot, Marshall’s, H. E. B. +, (O.B.O.), Target (O.B.O.), Circuit City, Old Navy,Linen’s N Things, Hobby Lobby	100.00%		371,668	0	161,909	533,577
Portairs	Ayers St. at Horne Rd., Corpus Christi	CVS/pharmacy, Family Dollar, Beall’s	100.00%		118,233	0	0	118,233
Overton Park Plaza	SW Loop 820/Interstate 20 at South Hulen St., Ft. Worth	Sports Authority, Circuit City, PetsMart, Office Depot, T.J. Maxx, Albertsons +, Home Depot (O.B.O.), Anna’s Linens	100.00%		353,302	0	110,000	463,302
Broadway	Broadway at 59th St., Galveston	Big Lots, Family Dollar	15.00%	(1)	11,172	63,305	0	74,477
Food King Place	25th St. at Avenue P, Galveston	Arlan’s +	100.00%		28,062	0	0	28,062
Galveston Place	Central City Blvd. at 61st St., Galveston	Randall’s +, Office Depot, Spec's Liquor, Palais Royal	100.00%		210,187	0	0	210,187
10/Federal	I-10 at Federal	Citi Trends, Palais Royal, Seller Bros. +	15.00%	(1)	19,871	112,601	0	132,472
Alabama-Shepherd	S. Shepherd at W. Alabama	Bookstop, PetsMart	100.00%		56,110	0	0	56,110
Bayshore Plaza	Spencer Hwy. at Burke Rd.	Fitness Connections (O.B.O.)	100.00%		35,966	0	86,000	121,966
Bellaire Boulevard	Bellaire at S. Rice	Randall’s +	100.00%		35,081	0	0	35,081
Braeswood Square	N. Braeswood at Chimney Rock	Belden’s +, Walgreen’s	100.00%		103,336	0	0	103,336
Centre at Post Oak	Westheimer at Post Oak Blvd.	Marshall’s, Barnes & Noble, Old Navy, Grand Lux Café	100.00%		182,070	0	0	182,070
Champions Village	F.M. 1960 at Champions Forest Dr.	Randall’s +, SteinMart, Palais Royal, Cost Plus, Barnes & Noble	100.00%		383,779	0	0	383,779
Crestview	Bissonnet at Wilcrest	Creative Connection	100.00%		8,970	0	0	8,970
Cullen Place	Cullen at Reed	Kohl's (O.B.O.), Conn Appliances	100.00%		7,316	0	0	7,316
Cullen Plaza	Cullen at Wilmington	Fiesta +, Family Dollar, Beauty Empire	15.00%	(1)	12,678	71,839	0	84,517
Cypress Pointe	F.M. 1960 at Cypress Station	Kroger +, Office Depot, Babies “R” Us, America's Furniture Brands (O.B.O.)	100.00%		190,704	0	96,660	287,364
Eastpark	Mesa Rd. at Tidwell	Jack in the Box, CVS (O.B.O.), US Postal Service (O.B.O.)	100.00%		1,576	0	0	1,576
Edgebrook	Edgebrook at Gulf Fwy.	Fiesta +, JPMorgan Chase Bank, Family Dollar	15.00%	(1)	11,749	66,575	0	78,324
Fiesta Village	Quitman at Fulton	Fiesta +	15.00%	(1)	4,537	25,712	0	30,249
Fondren/West Airport	Fondren at W. Airport	Save-A-Lot +	100.00%		56,593	0	0	56,593
Glenbrook Square	Telephone Road	Kroger +, Blockbuster	15.00%	(1)	11,472	65,011	0	76,483
Griggs Road	Griggs at Cullen	Family Dollar, Modern City, Citi Trends	15.00%	(1)	12,017	68,097	0	80,114
Harrisburg Plaza	Harrisburg at Wayside	Fallas Paredes	15.00%	(1)	14,016	79,422	0	93,438
Heights Plaza	20th St. at Yale	Kroger +, Walgreen’s	100.00%		71,777	0	0	71,777
Humblewood Shopping Plaza	Eastex Fwy. at F.M. 1960	Kroger +,Conn’s, Walgreen’s, Michael's (O.B.O.), DSW (O.B.O.)	100.00%		178,837	0	99,000	277,837
I-45/Telephone Rd. Center	I-45 at Maxwell Street	Seller Bros. +, Dollar Tree, FAMSA, Falles Paredes	15.00%	(1)	25,891	146,718	0	172,609
Jacinto City	Market at Baca	Seller Bros. +, CVS/pharmacy	50.00%	(1)	24,569	24,569	0	49,138
Kirby Strip Center	Kirby Dr, Houston	New Orleans Cajun Restaurant	100.00%		10,000	0	0	10,000
Lawndale	Lawndale at 75th St.	Family Dollar, 99 Cents Only, LaMichoacana Meat Market	15.00%	(1)	7,709	43,684	0	51,393
Little York Plaza	Little York at E. Hardy	Seller Bros. +, Fallas Paredes	15.00%	(1)	17,603	99,750	0	117,353
Lyons Avenue	Lyons at Shotwell	Fiesta +, Fallas Paredes	15.00%	(1)	10,144	57,485	0	67,629
Market at Westchase	Westheimer at Wilcrest	Whole Foods Market +	100.00%		84,084	0	0	84,084
North Main Square	Pecore at N. Main	O’Reilly Autoparts	100.00%		18,515	0	0	18,515
North Oaks	F.M. 1960 at Veterans Memorial	T.J. Maxx, Ross Dress for Less, Staples, Big Lots, DSW, Half Price Books, Anna's Linens, Hobby Lobby, Mardels	15.00%	(1)	59,795	338,838	0	398,633
North Triangle	I-45 at F.M. 1960	Steak & Ale, CiCi’s Pizza	100.00%		16,060	0	0	16,060
Northbrook Center	Northwest Fwy. at W. 34th	Randall’s +, Office Depot, Citi Trends, Anna’s Linens, Dollar Tree	100.00%		172,479	0	0	172,479
Northwest Crossing	N.W. Fwy. at Hollister	Target (O.B.O.), Marshall’s, Babies “R” Us, Best Buy	75.00%	(1)(3)	137,507	45,836	120,721	304,064
Oak Forest	W. 43rd at Oak Forest	Kroger +, Palais Royal, Dollar Tree	100.00%		147,674	0	0	147,674
Orchard Green	Gulfton at Renwick	Seller Bros. +, Family Dollar	100.00%		74,983	0	0	74,983
Randall's /Cypress Station	F.M. 1960 at I-45	Randalls +	100.00%		138,974	0	0	138,974
Randall's /Kings Crossing	Kingwood Dr. at Lake Houston Pkwy.	Randall’s +, CVS/pharmacy	100.00%		127,525	0	0	127,525
Randall's /Norchester	Grant at Jones	Randall’s +, CVS	100.00%		107,200	0	0	107,200
Richmond Square	Richmond Ave. at W. Loop 610	Best Buy (O.B.O.), Cost Plus	100.00%		35,623	0	58,247	93,870
River Oaks East	W. Gray at Woodhead	Kroger +	100.00%		71,265	0	0	71,265
River Oaks West	W. Gray at S. Shepherd	Talbot’s, JoS. A. Bank, Ann Taylor, Gap, Barnes & Noble	100.00%		255,978	0	0	255,978
Sheldon Forest North	North, I-10 at Sheldon	Gerland’s +, Burke’s Outlet	100.00%		22,040	0	0	22,040
Sheldon Forest South	North, I-10 at Sheldon	Family Dollar	50.00%	(1)	37,670	37,670	0	75,340

Weingarten Realty Investors
Property Listing at September 30, 2008

					Gross Leasable Area
						Joint
Center	Location	Anchors	WRI	Foot	WRI	Venture	Owned by
			Owned %	Notes	Owned	Share	Other	Total
Shops at Three Corners	S. Main at Old Spanish Trail	Fiesta +, Office Depot, PetsMart, Ross Dress for Less, Anna’s Linens, Big Lots	70.00%	(1)	176,498	75,642	0	252,140
Southgate	W. Fuqua at Hiram Clark	Food-A-Rama +, Palais Royal, CVS/pharmacy, Family Dollar	15.00%	(1)	18,695	105,939	0	124,634
Spring Plaza	Hammerly at Campbell	Seller Bros. +, Family Dollar	15.00%	(1)	8,425	47,741	0	56,166
Steeplechase	Jones Rd. at F.M. 1960	Palais Royal, 99 Cents Only, Anna's Linens, Goodwill Industries	100.00%		194,551	0	99,950	294,501
Stella Link	Stella Link at S. Braeswood	Seller Bros.+, Spec’s Liquor Warehouse, Burke’s Outlet	100.00%		96,396	0	0	96,396
Studemont	Studewood at E. 14th St	Fiesta +	100.00%		28,466	0	0	28,466
Ten Blalock Square	I-10 at Blalock	Vacant	100.00%		97,217	0	0	97,217
Village Arcade	University at Kirby	Gap, Baby Gap	100.00%		57,219	0	0	57,219
Village Arcade-Phase II	University at Kirby	Talbot’s	100.00%		28,371	0	0	28,371
Village Arcade-Phase III	University at Kirby	American Eagle Outfitters, Banana Republic, Express	100.00%		106,879	0	0	106,879
Westchase Center	Westheimer at Wilcrest	Ross Dress for Less, Randall’s +, Golfsmith, Palais Royal, Target (O.B.O.), Petco	100.00%		232,994	0	99,550	332,544
Westhill Village	Westheimer at Hillcroft	Ross Dress for Less, Office Depot, 99 Cents Only, Anna’s Linens	100.00%		130,562	0	0	130,562
Killeen Marketplace	3200 E. Central Texas Expressway, Killeen	Best Buy, Ross Dress for Less, Staples, Home Depot (O.B.O.)	100.00%		115,203	0	135,934	251,137
Cedar Bayou	Bayou Rd., La Marque	Dollar General, La Marque Fire Dept. (O.B.O.)	100.00%		14,873	0	30,688	45,561
North Creek Plaza	Del Mar Blvd. at Hwy. I-35, Laredo	Old Navy, Bed Bath & Beyond, Best Buy, Target (O.B.O.), H. E. B. + (O.B.O.), Marshall’s	100.00%		242,293	0	206,463	448,756
Plantation Centre	Del Mar Blvd. at McPherson Rd., Laredo	H. E. B. +, Blockbuster	100.00%		134,919	0	0	134,919
League City Plaza	I-45 at F.M. 518, League City	Kroger +, Spec’s Liquor Warehouse	15.00%	(1)	19,048	107,942	0	126,990
Central Plaza	Loop 289 at Slide Rd., Lubbock	Bed Bath & Beyond, Old Navy, Staples	100.00%		151,196	0	0	151,196
Town and Country	4th St. at University, Lubbock	Hasting’s Records & Books	100.00%		30,743	0	0	30,743
Angelina Village	Hwy. 59 at Loop 287, Lufkin	Kmart, Ashley Furniture, Conn's	100.00%		256,940	0	0	256,940
Las Tiendas Plaza	Expressway 83 at McColl Rd., McAllen	Target (O.B.O.), Mervyn’s (O.B.O.), Academy, Conn’s, Ross Dress for Less, Marshall’s, Office Depot	50.00%	(1)(3)	143,968	143,968	242,132	530,067
Northcross	N. 10th St. at Nolana Loop, McAllen	Barnes & Noble	50.00%	(1)(3)	38,196	38,196	0	76,391
Old Navy Building	1815 10th Street, McAllen	Old Navy	50.00%	(1)(3)	7,500	7,500	0	15,000
South 10th St. HEB	S. 10th St. at Houston St., McAllen	H. E. B. +	50.00%	(1)(3)	51,851	51,851	0	103,702
Independence Plaza	Town East Blvd., Mesquite	Babies “R” Us, Family Dollar	100.00%		179,182	0	0	179,182
Custer Park	SWC Custer Road at Parker Road, Plano	Kroger + (O.B.O), Dollar General	100.00%		115,484	0	65,084	180,568
Pitman Corners	Custer Road at West 15th, Plano	Albertsons +, Tuesday Morning	100.00%		192,283	0	0	192,283
Preston Shepard Place	Preston Rd. at Park Blvd.	SteinMart, Old Navy, Office Depot, Marshalls, Babies "R" Us, Borders	20.00%	(1)(3)	72,667	290,670	0	363,337
Gillham Circle	Gillham Circle at Thomas, Port Arthur	Family Dollar	100.00%		33,134	0	0	33,134
Starr Plaza	U.S. Hwy. 83 at Bridge St., Rio Grande City	H. E. B.+, Beall’s, Dollar General	50.00%	(1)(3)	88,406	88,406	0	176,812
Rockwall	I-30 at Market Center Street, Rockwall	Office Max, Petco, Ross Dress for Less, Old Navy, Linens ‘N Things, Michael’s	100.00%		209,051	0	0	209,051
Rose-Rich	U.S. Hwy. 90A at Lane Dr., Rosenberg	Family Dollar, Palais Royal	100.00%		103,385	0	0	103,385
Lake Pointe Market Center	Dalrock Rd. at Lakeview Pkwy., Rowlett	Tom Thumb + (O.B.O.), Walgreen’s (O.B.O.)	100.00%		42,860	0	81,176	124,036
Boswell Towne Center	Highway 287 at Bailey Boswell Rd., Saginaw	Albertsons + (O.B.O)	100.00%		26,088	0	61,747	87,835
Fiesta Trails	I-10 at DeZavala Rd., San Antonio	H. E. B. + (O.B.O.), Target (O.B.O.), Barnes & Noble, Act III Theatres, Marshall's, Office Max, SteinMart, Petco, Anna’s Linens	100.00%		312,370	0	176,000	488,370
Oak Park Village	Nacogdoches at New Braunfels, San Antonio	H. E. B. +	100.00%		64,287	0	0	64,287
Parliament Square	W. Ave. at Blanco, San Antonio	Bernina New Home Sewing Center, Anytime Fitness	100.00%		64,950	0	0	64,950
Parliament Square II	W. Ave. at Blanco, San Antonio	Incredible Pizza	100.00%		54,541	0	0	54,541
Thousand Oaks	Thousand Oaks Dr. at Jones Maltsberger Rd., San Antonio	H. E. B. +, Beall’s, Tuesday Morning	15.00%	(1)	24,432	138,450	0	162,882
Valley View	West Ave. at Blanco Rd., San Antonio	Marshall’s, Blockbuster, Dollar Tree	100.00%		89,859	0	0	89,859
Market at Town Center	Town Center Blvd., Sugar Land	Old Navy, Home Goods, Marshall’s, Linens ‘N Things, DSW Shoe Warehouse, Ross Dress for Less	100.00%		375,820	0	0	375,820
New Boston Road	New Boston at Summerhill, Texarkana	Rehkopf’s Grocery +, Salvation Army	100.00%		97,000	0	0	97,000
Island Market Place	6th St. at 9th Ave., Texas City	Food King +	100.00%		27,277	0	0	27,277
Palmer Plaza	F.M. 1764 at 34th St., Texas City	Randall’s +, Big Lots (O.B.O.), Dollar Tree	100.00%		96,526	0	99,980	196,506
Broadway	S. Broadway at W. 9th St., Tyler	SteinMart	100.00%		60,400	0	0	60,400

Weingarten Realty Investors
Property Listing at September 30, 2008

					Gross Leasable Area
						Joint
Center	Location	Anchors	WRI	Foot	WRI	Venture	Owned by
			Owned %	Notes	Owned	Share	Other	Total
Crossroads	I-10 at N. Main, Vidor	Market Basket +, Beall’s, Baskin’s, Burke’s Outlet	100.00%		115,692	0	0	115,692

Texas Total:	# of Properties: 100				9,810,155	2,632,182	2,231,460	14,673,795

Utah

Alpine Valley Center	Main St. at State St., American Fork	Super Target + (O.B.O.), Old Navy, Pier 1 Imports, Dollar Tree, Office Depot	33.30%	(1)(3)	30,382	60,772	133,500	224,654
Taylorsville Town Center	West 4700 South at Redwood Rd., Taylorsville	Albertsons + (O.B.O.),Rite Aid	100.00%		94,157	0	40,057	134,214
West Jordan Town Center	West 7000 South at S. Redwood Rd., West Jordan	Albertsons + , Office Depot, Target (O.B.O.), Petco, Party City	100.00%		182,099	0	122,800	304,899

Utah Total:	# of Properties: 3				306,638	60,772	296,357	663,767

Washington

Mukilteo Speedway Center	Mukilteo Speedway, Lincoln Way, and Highway 99, Lynnwood	Food Emporium +, Bartell Drugs	20.00%	(1)(3)	18,055	72,218	0	90,273
Meridian Town Center	Meridian Avenue East and 132nd Street East, Puyallup	Jo-Ann Fabric & Craft Store, Safeway + (O.B.O.)	20.00%	(1)(3)	15,533	62,133	65,346	143,012
South Hill Center	43rd Avenue Southwest and Meridian Street South, Puyallup	Best Buy, Bed Bath & Beyond, Ross	20.00%	(1)(3)	26,804	107,216	0	134,020
Rainer Square Plaza	Rainer Avenue South and South Charleston Street, Seattle	Safeway +	20.00%	(1)(3)	21,485	85,938	0	107,423

Washington Total:	# of Properties: 4				81,877	327,505	65,346	474,728

Industrial

Operating Properties

California

Siempre Viva Business Park	Siempre Viva Rd. at Kerns St., San Diego	Hitachi Transport, UPS Supply Chain Solutions, Inc., Bose Corp., NYK Logistics,Eaton Corporation	20.00%	(1)(3)	145,353	581,413	0	726,766

California Total:	# of Properties: 1				145,353	581,413	0	726,766

Florida

Lakeland Industrial Center	I-4 at County Rd., Lakeland	Rooms to Go, Amware Pallet Services, Publix, Star Distribution	100.00%		600,000	0	0	600,000
Lakeland Interestate Industrial Park I	Interstate Drive and Kathleen Rd., Lakeland	Carolina Logistics Services, Inc., Acuity Specialty Products Group, Inc., Sunrise Medical HHG, Inc.	100.00%		168,400	0	0	168,400
1801 Massaro	1801 Massaro Blvd., Tampa	MiTek Industries, Inc., JK Transportation	100.00%		159,000	0	0	159,000
Hopewell Industrial Center	Old Hopewell Boulevard and U.S. Highway 301, Tampa	Parts Depot, Inc., American Tire Distributors	100.00%		224,483	0	0	224,483
Tampa East Industrial Portfolio	1841 Massaro Blvd., Tampa	General Electric, Hughes Supply, Interline Brands, GE Polymershapes, Creative Recycling Systems	100.00%		512,923	0	0	512,923

Florida Total:	# of Properties: 5				1,664,806	0	0	1,664,806

Georgia

Atlanta Industrial Park	Atlanta Industrial Pkwy. at Atlanta Industrial Dr., Atlanta	Georgia Aquarium, Inc., Cardinal Logistics Mgmt Co., Sachs North America	100.00%		120,200	0	0	120,200
Atlanta Industrial Park II & VI	Atlanta Industrial Pkwy. at Atlanta Industrial Dr., Atlanta	Target Container Co., Sanderson Industries, Inc., Recall Secure Destruction Services, Inc., Georgia Spice Company	100.00%		382,100	0	0	382,100
Atlanta Industrial Parkway	Atlanta Industrial Pkwy. at Atlanta Industrial Dr., Atlanta	Target Container Co., Sanderson Industries, Inc., Recall Secure Destruction Services, Inc., Georgia Aquarium, Inc.	100.00%		50,000	0	0	50,000
Riverview Distribution Center	Fulton Industrial Blvd. at Camp Creek Parkway	CHEP USA	100.00%		265,200	0	0	265,200
Sears Logistics	3700 Southside Industrial Way, Atlanta	Sears Logistics Services, Inc.	20.00%	(1)(3)	80,511	322,043	0	402,554
SouthPark 3075	Anvil Block Rd and SouthPark Blvd, Atlanta	American Tire Distributors	100.00%		234,525	0	0	234,525
Southside Industrial Parkway	Southside Industrial Pkwy at Jonesboro Rd., Atlanta	Lowe Supply, Inc., Mission Produce, Masco Contractor Services	100.00%		72,000	0	0	72,000
Westlake 125	Camp Creek Parkway and Westlake Parkway, Atlanta	Maxwell Chase Technologies, LLC, Nissei ASB Company, Berlin Packaging	100.00%		154,464	0	0	154,464
Kennesaw 75	3850-3900 Kennesaw Prkwy, Kennesaw	Clorox Services Company, Builders Specialties, LLC	100.00%		178,467	0	0	178,467

Weingarten Realty Investors
Property Listing at September 30, 2008

					Gross Leasable Area
						Joint
Center	Location	Anchors	WRI	Foot	WRI	Venture	Owned by
			Owned %	Notes	Owned	Share	Other	Total
6485 Crescent Drive	I-85 at Jimmy Carter Blvd., Norcross	Zurn, Pax Industries, Inc., Prime Choice Properties, Inc.	20.00%	(1)(3)	72,092	288,368	0	360,460

Georgia Total:	# of Properties: 8				1,609,559	610,411	0	2,219,970

Tennessee

Crowfarn Drive Warehouse	Crowfarn Dr. at Getwell Rd., Memphis	Diamond Comic Distributors, Inc, Acorn International	20.00%	(1)(3)	31,770	127,079	0	158,849
Outland Business Center	Outland Center Dr., Memphis	Vistar Corporation, TricorBraun, Quest Communications Corporation, Kuehne	20.00%	(1)(3)	82,028	328,110	0	410,138
		& Nagel, Inc., Concentra
Southpoint I & II	Pleasant Hill Rd. at Shelby Dr., Memphis	AF Services, Sunnywood Products, Inc., Wynit	100.00%		570,940	0	0	570,940

Tennessee Total:	# of Properties: 3				684,738	455,189	0	1,139,927

Texas

Midpoint I-20 Distribution Center	New York Avenue and Arbrook Boulevard, Arlington	DHL, INX International	100.00%		253,165	0	0	253,165
Randol Mill Place	Randol Mill Road, Arlington	American Institute of Intradermal Cosmetics, Protech Electronics, Inc.	100.00%		54,639	0	0	54,639
Braker 2 Business Center	Kramer Ln. at Metric Blvd., Austin	Home Team Pest Defense, MJC Electronics Corporation	100.00%		27,359	0	0	27,359
Corporate Center Park I and II	Putnam Dr. at Research Blvd., Austin	Phoenix – Lamar Corp, Apria Healthcare, Inc., Walgreen Co.	100.00%		119,452	0	0	119,452
Oak Hills Industrial Park	Industrial Oaks Blvd., Austin	Terracon, Inc., Vindicator Technologies, Nanocoolers, Inc.	100.00%		89,858	0	0	89,858
Rutland 10 Business Center	Metric Blvd. At Centimeter Circle, Austin	Media Event Concepts, Inc., Technowood, Inc., Aramark, Liant Manufacturing	100.00%		54,000	0	0	54,000
Southpark A,B,C	East St. Elmo Rd. at Woodward St., Austin	HJV Associates, Inc., EZ Corp, Inc., Viko Test Lab	100.00%		78,276	0	0	78,276
Southpoint Service Center	Burleson at Promontory Point Dr., Austin	Browning Construction Co., Ltd.	100.00%		57,667	0	0	57,667
1625 Diplomat Drive	SWC Diplomat Dr. at McDaniel Dr., Carrollton	Rooftop Systems, Inc.	100.00%		106,140	0	0	106,140
Midway Business Center	Midway at Boyington, Carrollton	ProSource, Luxury of Leather	100.00%		141,246	0	0	141,246
Manana Office Center	I-35 at Manana, Dallas	Omega Environmental Technologies, Dave & Busters, B&B Graphics Finishing Services	100.00%		223,128	0	0	223,128
Newkirk Service Center	Newkirk near N.W. Hwy., Dallas	Applied Industrial Technologies, AWC	100.00%		105,892	0	0	105,892
Northeast Crossing Office/Service Center	East N.W. Hwy. at Shiloh, Dallas	Capital Title, Garland Surgery Center	100.00%		78,700	0	0	78,700
Northwest Crossing Office/Service Center	N.W. Hwy. at Walton Walker, Dallas	Corporate Care, Magnum Cable Corp.	100.00%		126,984	0	0	126,984
Redbird Distribution Center	Joseph Hardin Drive, Dallas	Consolidated Container Company; Texwood Industries, L.P.	100.00%		110,839	0	0	110,839
Regal Distribution Center	Leston Avenue, Dallas	Parkland Health & Hosp System, BKM Total Office of Texas, L.P., Global Industries Southwest	100.00%		202,559	0	0	202,559
Space Center Industrial Park	Pulaski St. at Irving Blvd., Dallas	Weir’s Furniture Village, Inc., Facility Interiors, Inc.	100.00%		264,582	0	0	264,582
McGraw Hill Distribution Center	420 E. Danieldale Rd, DeSoto	McGraw Hill Companies, Inc.	100.00%		417,938	0	0	417,938
610 and 11th St. Warehouse	Loop 610 at 11th St.	Prefco Corp.	100.00%		104,975	0	0	104,975
610 and 11th St. Warehouse	Loop 610 at 11th St.	Iron Mountain, Luxury Motors	20.00%	(1)(3)	48,728	194,914	0	243,642
610/288 Business Park	Cannon Street	Palmer Logistics	20.00%	(1)(3)	59,085	236,341	0	295,426
Beltway 8 Business Park	Beltway 8 at Petersham Dr.	Weingarten Realty Investors Corporate Office	100.00%		157,498	0	0	157,498
Blankenship Building	Kempwood Drive	Classic Printers	100.00%		59,729	0	0	59,729
Brookhollow Business Center	Dacoma at Directors Row	Surgeon's Management, Houston Digital Instruments, Pioneer Contract Services	100.00%		133,553	0	0	133,553
Central Park Northwest VI	Central Pkwy. at Dacoma	Houston Metallurgical Lab, Inc., Desktop Digital Printing, Inc.	100.00%		175,348	0	0	175,348
Central Park Northwest VII	Central Pkwy. at Dacoma	Lucent Technologies, Inc., Houston Graduate School of Theology	100.00%		103,602	0	0	103,602
Crosspoint Warehouse	Crosspoint	Foam Enterprises, LLC.	100.00%		72,505	0	0	72,505
Houston Cold Storage Warehouse	7080 Express Lane	Houston Central Industries, Inc.	100.00%		128,752	0	0	128,752
Jester Plaza Office Service Center	West T.C. Jester	Corporate Care of Houston, Milwaukee Electric Tool Corporation	100.00%		100,605	0	0	100,605
Kempwood Industrial	Kempwood Dr. at Blankenship Dr.	Pioneer Contract Services, Veritas	20.00%	(1)(3)	43,898	175,591	0	219,489
Kempwood Industrial	Kempwood Dr. at Blankenship Dr.	Pioneer Contract Services	100.00%		113,218	0	0	113,218
Lathrop Warehouse	Lathrop St. at Larimer St.	United D.C., Inc.	20.00%	(1)(3)	50,378	201,512	0	251,890
Navigation Business Park	Navigation at N. York	Packwell, Inc.	20.00%	(1)(3)	47,664	190,657	0	238,321
Northway Park II	Loop 610 East at Homestead	Jet Lube, Inc.	20.00%	(1)(3)	60,697	242,786	0	303,483
Railwood F	Market at U.S. 90	Shell Oil Company	20.00%	(1)(3)	60,000	240,000	0	300,000
Railwood Industrial Park	Mesa at U.S. 90	SIG Southwest, Global Stainless Supply, Inc., Meridian IQ	100.00%		402,680	0	0	402,680

Weingarten Realty Investors
Property Listing at September 30, 2008

					Gross Leasable Area
						Joint
Center	Location	Anchors	WRI	Foot	WRI	Venture	Owned by
			Owned %	Notes	Owned	Share	Other	Total
Railwood Industrial Park	Mesa at U.S. 90	Georgia Gulf, DSC Logistics	20.00%	(1)(3)	99,531	398,125	0	497,656
South Loop Business Park	S. Loop at Long Dr.	Plastic Plus Awards, Lumber Liquidators	50.00%	(1)(3)	46,225	46,225	0	92,450
Southport Business Park 5	South Loop 610	International Surface Preparation Group, Inc., Sandvik, Inc.	100.00%		160,653	0	0	160,653
Southwest Park II Service Center	Rockley Road	Bioassay Laboratory, Inc.	100.00%		67,700	0	0	67,700
Stonecrest Business Center	Wilcrest at Fallstone	Aztec Facility Services, Inc.	100.00%		110,641	0	0	110,641
Town & Country Commerce Center	I-10 at Beltway 8	Arizona Tile, Seitel	100.00%		206,000	0	0	206,000
West 10 Business Center II	Wirt Rd. at I-10	Summers Group, Inc.	100.00%		82,658	0	0	82,658
West Loop Commerce Center	W. Loop N. at I-10	Inter-Tel Technologies	100.00%		34,256	0	0	34,256
West-10 Business Center	Wirt Rd. at I-10	Aaron’s Office Furniture	100.00%		102,087	0	0	102,087
Westgate Service Center	Park Row Drive at Whiteback Dr.	Welltec, Inc.,Wood Group, 3M, Columbia Analytical Services, Inc.	100.00%		119,786	0	0	119,786
Freeport Commerce Center	Sterling Street and Statesman Drive, Irving	McGraw Hill Companies, Inc., TKS (U.S.A.), Inc., Air Tiger Express	100.00%		50,590	0	0	50,590
Central Plano Business Park	Klein Rd. at Plano Pkwy., Plano	CK Management, Inc., Minarik Corp.	100.00%		137,785	0	0	137,785
Jupiter Service Center	Jupiter near Plano Pkwy., Plano	Interceramic Tile, Gemaire Distributors	100.00%		78,480	0	0	78,480
Sherman Plaza Business Park	Sherman at Phillips, Richardson	Leggett & Platt, Inc., The Volkswagen Store, Weingarten regional office	100.00%		101,137	0	0	101,137
Interwest Business Park	Alamo Downs Parkway, San Antonio	All-American Sports, Gell Service Company, Inc., Goodman Manufacturing Company, L.P.	100.00%		219,245	0	0	219,245
Isom Business Park	919-981 Isom Road, San Antonio	Gate Gourmet, Gandi Innovations, Wells Fargo Bank	100.00%		175,200	0	0	175,200
O'Connor Road Business Park	O’Connor Road, San Antonio	Ingersoll Rand , TD Industries	100.00%		150,091	0	0	150,091
Freeport Business Center	13215 N. Promenade Blvd., Stafford	Fairfield Industries, Yokagawa, Gurwitch Industries	100.00%		251,385	0	0	251,385

Texas Total:	# of Properties: 49				6,628,789	1,926,151	0	8,554,940

Virginia

Enterchange at Northlake A	11900-11998 North Lakeridge Parkway, Ashland	Vacant	100.00%		214,760	0	0	214,760
Enterchange at Northlake C	North Lakeridge Parkway & Northlake Park Dr, Ashland	Handleman Company, International Paper, Owens & Minor	20.00%	(1)(3)	58,623	234,492	0	293,115
Enterchange at Meadowville	2101 Bermuda Hundred Dr, Chester	Vacant	20.00%	(1)(3)	45,362	181,447	0	226,809
Enterchange at Walthall A & B	1900-1998 Ruffin Mill Rd, Colonial Heights	Mazda Motors of America, Inc., Xymid LLC, Central National-Gottesman, Inc.	20.00%	(1)(3)	121,356	485,424	0	606,780
Enterchange at Walthall C	1936-1962 Ruffin Mill Rd, Colonial Heights	PSS World Medical, Hill Phoenix	20.00%	(1)(3)	52,384	209,538	0	261,922
Enterchange at Walthall D	1700-1798 Ruffin Mill Rd, Colonial Heights	Recall, Jim's Formal Wear	100.00%		243,782	0	0	243,782
Interport Business Center A	4800-4890 Eubank Road, Richmond	Anderson News, LLC, HD Business LLC, Wyeth	20.00%	(1)(3)	89,482	357,930	0	447,412
Interport Business Center B	4700-4790 Eubank Road, Richmond	Mid South Building Supply, Inc., Alcoa, EGL Eagle Global Logistics, LP	20.00%	(1)(3)	23,600	94,400	0	118,000
Interport Business Center C	5300-5390 Laburnum Ave, Richmond	Sears Home Improvement Products, Inc., Ferguson	20.00%	(1)(3)	10,977	43,908	0	54,885

Virginia Total:	# of Properties: 9				860,326	1,607,139	0	2,467,465

Other

Operating Properties

Arizona

Arcadia Biltmore Plaza	Campbell Ave. at North 36th St., Phoenix	Endurance Rehab, Weingarten Realty Regional Office	100.00%		13,879	0	0	13,879

Arizona Total:	# of Properties: 1				13,879	0	0	13,879

Texas

1919 North Loop West	Hacket Drive at West Loop 610 North	State of Texas, Weingarten Realty Regional Office	100.00%		139,449	0	0	139,449
Citadel Plaza	Citadel Plaza Dr.	Weingarten Realty Investors Corporate Office	100.00%		13,460	0	0	13,460

Texas Total:	# of Properties: 2				152,909	0	0	152,909

Total Operating Properties	# of Properties: 375				46,271,141	11,864,725	9,385,688	67,521,551

Weingarten Realty Investors
Property Listing at September 30, 2008

					Gross Leasable Area
						Joint
Center	Location	Anchors	WRI	Foot	WRI	Venture	Owned by
			Owned %	Notes	Owned	Share	Other	Total
New Development

Arizona

Gladden Farms	Lon Adams Rd at Tangerine Farms Rd		50.00%	(1)(2)	6,135	6,135	108,000	120,270
Mohave Crossroads	Bullhead Parkway at State Route 95, Bullhead City		100.00%	(2)	146,060	0	197,360	343,420
Raintree Ranch	Ray Road at Price Road, Chandler		100.00%	(2)	136,230	0	0	136,230
The Shoppes at Parkwood Ranch	Southern Avenue and Signal Butte Road, Mesa		100.00%	(2)	72,184	0	0	72,184

Arizona Total:	# of Properties: 4				360,609	6,135	305,360	672,104

California

Jess Ranch Marketplace	Bear Valley Road at Jess Ranch Parkway, Apple Valley		50.00%	(1)(2)(3)	99,171	99,171	93,696	292,038
Jess Ranch Phase III	Bear Valley Road at Jess Ranch Parkway, Apple Valley		50.00%	(1)(2)(3)	72,050	72,050	0	144,100

California Total:	# of Properties: 2				171,221	171,221	93,696	436,138

Colorado

River Point at Sheridan	Highway 77 and Highway 88, Sheridan		50.00%	(1)(2)(3)	54,440	54,440	327,000	435,881
The Gardens on Havana	Mississippi at Havana, Aurora		39.80%	(1)(2)(3)	148,548	224,782	142,500	515,830

Colorado Total:	# of Properties: 2				202,988	279,222	469,500	951,711

Florida

Clermont Landing	U.S. 27 & Steve's Road		55.00%	(1)(2)	58,094	47,531	104,175	209,800
Colonial Landing	East Colonial Dr. at Maguire Boulevard, Orlando		50.00%	(1)(2)	131,634	131,634	0	263,267
Curry Ford	Young Pines and Curry Ford Rd, Orange County		100.00%	(2)	0	0	0	0
Epic Village - St. Augustine	SR 207 at Rolling Hills Dr		70.00%	(1)(2)	1,853	794	53,625	53,625
Palm Coast Center	State Road 100 & Belle Terre Parkway, Palm Coast		50.00%	(1)(2)	75,365	75,365	179,476	330,206
Phillips Crossing	Interstate 4 and Sand Lake Road, Orlando		100.00%	(2)	125,039	0	0	125,039
Phillips Landing	Turkey Lake Rd., Orlando		100.00%	(2)	46,910	0	219,815	266,725

Florida Total:	# of Properties: 7				438,895	255,324	557,091	1,248,662

Nevada

Decatur 215	Decatur at 215		50.00%	(1)(2)	30,250	30,250	132,362	192,862

Nevada Total:	# of Properties: 1				30,250	30,250	132,362	192,862

North Carolina

Southern Pines	U.S. 15-501 and Bruce Wood Rd, Southern Pines		100.00%	(2)	0	0	0	0
Surf City Crossing	Highway 17 and Highway 210, Surf City		75.00%	(1)(2)	36,567	12,189	0	48,756
Waterford Village	US Hwy 17 & US Hwy 74/76, Leland		75.00%	(1)(2)	53,326	17,775	0	71,101

North Carolina Total:	# of Properties: 3				89,893	29,964	0	119,857

Tennessee

Ridgeway Trace	Memphis		100.00%	(2)	71,587	0	137,740	209,327

Tennessee Total:	# of Properties: 1				71,587	0	137,740	209,327

Texas

Claywood Industrial Park	Clay at Hollister		100.00%	(2)	390,891	0	0	390,891
Gateway Station	I-35W and McAlister Rd., Burleson		70.00%	(1)(2)	22,372	9,588	0	31,960
Horne Street Market	I-30 & Horne Street, Fort Worth		100.00%	(2)	42,267	0	0	42,267
Market at Nolana	Nolana Ave and 29th St., McAllen		50.00%	(1)(2)(3)	13,222	13,222	203,818	230,261
Market at Sharyland Place	U.S. Expressway 83 and Shary Road, Mission		50.00%	(1)(2)(3)	46,456	46,456	320,000	412,912
North Towne Plaza	U.S. 77 and 83 at SHFM 802, Brownsville		75.00%	(1)(2)	0	0	117,000	117,000
Railwood G	Mesa at U.S. 90		50.00%	(1)(2)(3)	105,425	105,425	0	210,850

Weingarten Realty Investors
Property Listing at September 30, 2008

					Gross Leasable Area
						Joint
Center	Location	Anchors	WRI	Foot	WRI	Venture	Owned by
			Owned %	Notes	Owned	Share	Other	Total
Sharyland Towne Crossing	Shary Rd. at Hwy. 83, Mission		50.00%	(1)(2)(3)	172,234	172,234	131,909	476,376
The Shoppes at Wilderness Oaks	US Hwy 281 at Wilderness Oaks		100.00%	(2)	0	0	0	0
Tomball Marketplace	FM 2920 and Future 249, Tomball		100.00%	(2)	37,189	0	85,000	122,189
Westover Square	151 and Ingram, San Antonio		66.70%	(1)(2)	0	0	0	0
Westwood Center	Culebra Road and Westwood Loop, San Antonio		100.00%	(2)	4,450	0	0	4,450

Texas Total:	# of Properties: 12				834,506	346,925	857,727	2,039,156

Utah

300 West Retail Center	Paxton Ave and 400 West St		31.80%	(1)(2)(3)	0	0	0	0

Utah Total:	# of Properties: 1				0	0	0	0

Washington

Village at Liberty Lake	E. Country Vista Dr. at N. Liberty Rd., Liberty Lake		50.00%	(1)(2)(3)	0	0	132,874	132,874

Washington Total:	# of Properties: 1				0	0	132,874	132,874

Total New Developments	# of Properties: 34				2,199,949	1,119,041	2,686,350	6,002,691

Unimproved Land

Georgia

NWC South Fulton Parkway @ Hwy 92, Union City								3,554,000

Georgia Total:								3,554,000

Louisiana

70th St. at Mansfield Rd., Shrevesport								41,704

Louisiana Total:								41,704

North Carolina

Creedmoor (Highway 50) and Crabtree Valley Avenue, Raleigh								576,000
U.S. Highway 1 at Caveness Farms Rd., Wake Forest								3,479,317

North Carolina Total:								4,055,317

Texas

Rock Prairie Rd. at Hwy. 6, College Station								3,570,178
River Pointe Drive at Interstate 45, Conroe								118,483
Leslie Rd. at Bandera Rd., Helotes								75,000
Bissonnet at Wilcrest, Houston								84,629
Citadel Plaza at 610 North Loop, Houston								137,000
East Orem								122,000
Kirkwood at Dashwood Drive, Houston								322,000
Mesa Road at Tidwell, Houston								35,898
Northwest Freeway at Gessner, Houston								213,292
West Little York at Interstate 45, Houston								161,000
West Loop North at Interstate 10, Houston								145,000
Shary Rd. at North Hwy. 83, Mission								1,607,364
Shaver at Southmore, Pasadena								17,000
9th Ave. at 25th St., Port Arthur								243,000
FM 1957 (Potranco Road) and FM 211, San Antonio								8,656,243
Highway 3 at Highway 1765, Texas City								201,000

Texas Total:								15,709,087

Total Unimproved Land								23,360,108